OMB APPROVAL
OMB Number: 3235-0570 Expires: July 31, 2022 Estimated average burden hours per response: 20.6

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number	811-22691

F/m Funds Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, Ohio	45246
(Address of principal executive offices)	(Zip code)

Linda J. Hoard, Esq.

c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246

Name and address of agent for service)

Registrant's telephone number, including area code:	(513) 587-3400

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

(a)

Oakhurst Fixed Income Fund

Oakhurst Short Duration Bond Fund

Oakhurst Short Duration
High Yield Credit Fund

ANNUAL REPORT
August 31, 2021

F/m FUNDS
Letter to Shareholders
September 30, 2021

“Playing with Fire”

Late one January night in 1965, the Rolling Stones were in Los Angeles about to head out for an Australian tour. Prior to departure, at the famed RCA Studios, Mick Jagger and Keith Richards recorded a new song. “Playing with Fire” was the result, a song which disparaged the wealthy lifestyle of a society girl and warned that she should stay away from the singer. Coincidentally, as it was the middle of the night when they recorded this song and other bandmates had already gone to bed, Mick and Keith turned to Phil Spector to play bass on the song, inadvertently playing with fire by enrolling the volatile and later murderous record producer.

Politicians are no strangers to risky acts, playing games in which the public could easily get burned. The most recent and glaring example is the gamesmanship with the U.S. debt ceiling. As the ceiling quickly approached, political divisions and partisan strategies left the nation and its financial system in an increasingly worrisome position. Treasury Secretary Janet Yellen had stated that the government had enough cash to last through October 18th, though other budget experts explained various prioritizations could stretch that date by another week or two. Regardless, the impending risk of default was growing. Having experienced a few other close calls with the debt ceiling, the financial markets were not yet in panic mode, though investors sold T-bills maturing in late October. While prior close calls resulted in successful resolutions, the 2011 episode prompted S&P to downgrade the credit rating of the U.S. from AAA to AA+.

With the parties evenly split in the Senate and the need for 60 votes, Democrats are unable to pass legislation on their own to increase the debt ceiling. Senate minority leader Mitch McConnell, maintaining a strong grip on his Republican members, remains steadfast in his opposition to a bi-partisan solution. The political calculus favored forcing Democrats to go it alone, utilizing the reconciliation process and placing the onus of getting the legislation completed on the opposing party. A dangerous game, indeed, especially as the deadline of late October was likely insufficient to have success through reconciliation. Rather than embark down that path, Senate majority leader Chuck Schumer opted to push votes to the Senate floor in hopes of suspending the debt limit. As each effort failed, Democrats were not left with sufficient time to change course and attempt the reconciliation path. Fortunately, at the time of this writing, McConnell granted a two-month solution, kicking the can down the road to early December, coinciding with the need to pass another short-term spending bill. Thus, once again, the political and economic stakes will be high as December approaches. McConnell has pledged not to provide another extension, thus furthering the importance of either convincing ten Republican senators to go against their party and lift the debt ceiling or beginning the reconciliation process with ample time. To date, Democrats have been loath to take full responsibility and commence with the reconciliation path, increasing risks to all stakeholders.

Playing chicken with the debt ceiling is a poor illustration of game theory as there are no winners. Merely initiating the game worsens political divisions and injects varying degrees of uncertainty into the markets. In fact, political stalemates and the fear of a debt default have led to discussion of other possible solutions. Some analysts have argued that the government can simply ignore the debt ceiling and continue to issue debt. A constitutional challenge would likely follow, limiting the likelihood of this path. A more interesting solution, with the catchy rallying cry “mint the coin” has gained popularity over the past several weeks. The idea to mint a $1 trillion platinum coin presents a legal solution, though not exactly the intent of the rule. The U.S. Mint is a division of the Treasury and, as such, has the power to mint coins of various denominations. In so doing, it creates revenue for the Treasury from the sales of its coins, commemorative and traditional, which exceeds its costs. This profit goes to the Treasury and can reduce the amount of bonds it would need to sell to raise sufficient funds for government expenditures. Therefore, in one sense, the Mint would be conducting operations as usual, albeit creating a coin worth a few more zeros than typical. The Federal Reserve (the “Fed”) would buy the coin from Treasury and avert disaster. Dismissed as a gimmick by some, it has been touted by others as an unconventional, or even absurd, solution to an equally ridiculous situation. Regardless of the solution, elected officials should not play with fire and risk the market and economic burn. An actual default would accelerate the decline in the U.S. dollar’s dominance and hasten global central banks to further diversify away from the greenback and search for a more reliable reserve currency.

Additional risks are evident, with the tapering of the Fed’s quantitative easing being front and center. Though the past several months of robust economic growth and surging inflation warrant tighter monetary policy, or certainly the removal of extreme accommodation, recent data have indicated a softening and complicated the timing of commencing the tapering. Job gains disappointed in both August and September, falling well short of expectations and a large deceleration from gains earlier in the year. While still expanding, manufacturing and service sectors have also come off their highs, as has consumer confidence. The economy was never going to continuously grow at the rapid clip from the first half, but the softening has been sooner and more extreme than most anticipated. However, general price levels have remained elevated, with some measures gaining momentum. Broad commodity indices are at or near multi-year highs, housing prices are soaring, wages continue to climb, and supply-chain disruptions are far from abating. Following its most recent meeting, Fed Chair Powell clearly indicated the upcoming tapering, making it quite unlikely that the start would be delayed into next year. The primary risk with tapering would be a further slowdown in the economy that coincides with rising inflation and less liquidity as the Fed ends its bond purchase program. Benchmark yields would increase meaningfully, further threatening the markets and economic backdrop, while also bolstering the probability of stagflation.

The challenge of tapering is only one important risk facing the Fed and markets. The prior adjustments to the Fed’s dual mandate may also present difficulties. Discussed in past communiques, the Fed altered its stable price mandate from a 2% inflation target (more like a ceiling) to an average 2% target. Thus, following a decade of undershooting this 2% goal, the Fed will now allow inflation to run above 2% for a prolonged period in an effort to average 2% over the long term. Well above target, with CPI at 5.3%, core CPI at 4.0%, and core PCE at 3.6%, the Fed is playing a dangerous game by allowing inflation to build. The central bank, though, has loudly proclaimed inflation to be transitory, expecting it will fall back toward 2% in short order. However, average hourly earnings are accelerating, with the latest employment report indicating year-over-year growth of 4.6%. In addition, housing prices have gained nearly 20% over the past year and apartment rents have increased significantly. Importantly, due to lags and the quirky calculations of the indices, wages and housing, while crimping household budgets, have yet to have a meaningful upward impact on broad pricing measures. Actual transitory items, such as air fares, hotels, and used car prices, comprise only a small part of price indices. Thus, inflation measures are likely to remain elevated for the next several quarters as the transitory items are overwhelmed by the impact of more persistent factors. The Fed’s statements about temporary inflation may have mislead investors and could result in sizeable market losses for many. The other part of the Fed’s mandate is full employment, though that has also undergone some changes as the Fed focuses on inclusivity, aiming to maintain monetary accommodation until improvements are enjoyed by minorities and other population groups. Rather than simply targeting the overall unemployment measure, this alteration, though admirable, could risk overheating the economy and place further upward pressure on prices.

More recently, personal trading revelations from top Federal Reserve officials have emerged, prompting outcries from Senator Elizabeth Warren and others and raising concerns about conflicts of interest and corroded public trust in the Fed. These discoveries led to the resignations of Dallas Fed President Robert Kaplan and Boston Fed President Eric Rosengren and weakened Fed Chair Powell’s probability to be re-appointed for another term by President Biden. As pressure mounted on Powell to tighten ethics rules, the financial disclosures from Fed Vice Chair Richard Clarida were revealed, showing he had purchased stock funds in February 2020, the day before Powell announced potential policy action to counteract the worsening Covid pandemic. Having once enjoyed a 90% probability of reappointment, Powell’s price for confirmation on PredictIt, the online prediction market, plummeted and Lael Brainard’s price rose. Though Powell is expected to remain Fed Chair for another term, risks have increased as calls from Progressives for a Fed overhaul intensify. With the Fed’s independence withering away, the makeup of the Federal Open Market Committee will become increasingly dovish, which may burn investors should a fight against inflation be warranted in the quarters ahead.

Outside of Fed concerns, China has become increasingly influential in financial markets as it clamps down on numerous industries, faces mounting pressures on its real estate sector, and turns its attention to reunification with Taiwan. From technology, financial, and education companies, the Chinese Communist Party has gone after such firms as financial tech giant Ant Group, ride-hailing company Didi, e-commerce behemoth Alibaba, and social media and gaming conglomerate Tencent. As numerous firms fall victim to President Xi Jinping’s redistribution efforts, the goal of “common prosperity” raises the uncertainty for the world’s second largest economy. Following the near collapse of real estate developer Evergrande, fear of contagion spreading from China’s debt market through the global financial system has worried some analysts, though China understands the importance that real estate plays in its economy and is unlikely to allow a complete implosion. More probable is that Chinese homeowners and local investors will be supported, while foreign bondholders may face defaults. Regardless, China’s crackdown on capitalism injects further uncertainty into financial markets and could weigh on global growth.

Though the idiom remains popular centuries after its origin, it appears many politicians, policymakers, and investors continue to ignore its wisdom and risk getting burned. With equity markets just below all-time highs and benchmark U.S. Treasury yields well under fair value, caution is warranted until clarity improves. A reasonable, longer-term resolution to the debt ceiling would be helpful, though tapering during a slowdown could prove problematic. Understanding the degree to which the current economic softness is related to supply-chain disruptions rather than consumer demand is vital, but it may not be answered adequately for a few months. In fact, indications are that shortages in semiconductors and raw materials will slow production and increase costs for the next several months. Thus, with heightened risks and uncertainties, defensive positioning is most prudent until valuations improve or favorable outcomes develop.

Barry P. Julien, CFA®

Chief Investment Officer & Portfolio Manager

The Oakhurst Fixed Income Fund (OHFIX)

The continuation of slower job growth and supply-chain disruptions has prompted many analysts to lower GDP expectations over the next few quarters. Despite the more moderate growth outlook, inflation and inflation expectations remained elevated, pushing forward the timetable that many investors anticipate for eventual rate hikes. A dearth of housing supply has led to impressive price gains for new and existing homes and rentals. Strength in the manufacturing and service sectors persisted, though both have fallen below prior year highs. Though recent data indicate a slowdown from the widely optimistic expectations from earlier in the year, the economic backdrop should support decent growth in the upcoming year, with higher prices and bottlenecks as the primary concerns.

While investors attempted to ascertain the timing of the Fed’s tapering, the Fed struggled to convince the market that rate hikes would not immediately follow the end of tapering. Benchmark U.S. Treasury yields were choppy over the quarter, with most maturities ending fractionally higher and the ten-year finishing at 1.49%. Corporate bonds underperformed due to modestly wider yield spreads as some industries felt the impact of supply-chain issues. The healthy housing market and marginally higher rates aided mortgage-backed securities and helped this sector to produce the best relative performance. Though the portfolio maintained its overweight in corporate bonds, the minor overweight in MBS and meaningful underweight in U.S. Treasuries and duration enabled the Fund to outperform during the year ended August 31, 2021, generating a net return of 1.42% versus a loss of 0.08% for the Bloomberg U.S. Aggregate Bond Index. The Fund’s net assets increased from $96.4 million to $126.2 million for the fiscal year.

The Oakhurst Short Duration Bond Fund (OHSDX)

The short-end of the Treasury curve inched higher, prompted by the impending Fed tapering and forecasts that interest rate hikes will begin earlier than previously anticipated. Although the Fund maintained a duration slightly longer than that of the index, which negatively impacted performance, the significant overweight allocations to both corporate bonds and securitized debt proved beneficial over the quarter. The meaningful yield advantage from the MBS, ABS, and corporate bond holdings more than offset the detraction related to the longer maturity positioning. In addition, with the Fund holding a minimal amount of U.S. Treasuries, the underweight to the lowest-yielding securities also aided performance. Furthermore, as mortgage rates begin to increase, the reduced incentive to refinance supported prices of premium-priced MBS, a large focus of the Fund’s securitized holdings. Although corporate bonds continue to represent the largest allocation, full valuations and the potential for profit margin pressures may result in a shift to a greater focus on securitized securities in the months ahead. For the year ended August 31, 2021, the Fund was able to generate a net return of 2.26%, beating the gain of 0.46% for the ICE BofA 1-3 Year U.S. Corporate & Government Index. The Fund’s net assets increased from $125.8 million to finish at $131.1 million for the fiscal year.

The Oakhurst Short Duration High Yield Credit Fund (OHSHX)

Contending with market jitters in the third quarter, the high yield sector was able to generate further gains, albeit at a slower pace relative to the past several quarters. Although yields are near record lows, the market did not appear overly sensitive to negative headlines as high yield bonds remained unperturbed despite the Fed’s indication to conclude its asset purchase program by the middle of next year, inflation concerns partially fueled by global supply chain issues, and the potential fallout from China’s real estate woes. The benign default rate environment and ongoing thirst for yield carried the asset class forward, attracting $1.9 billion in high yield sector inflows. Alongside the positive inflows, the new issue market, while active, did decelerate from the breakneck speed of the first half of 2021, with $108.5 billion of debt pricing. Investor preference for risk did not change markedly, as the broad BB index returned 1.08%, B index returned 0.69%, and the CCC index returned 1.01%. The Oakhurst Short Duration High Yield Credit Fund produced a net return of 9.45% for the fiscal year ended August 31, 2021, slightly behind the 10.81% gain for the ICE BofA 1-5 Year U.S. Cash Pay High Yield Constrained Index. The strongest contributors to the Fund’s performance were from the Finance, Telecommunication, Consumer Cyclical, and Transportation industries, while the largest detractors were the Energy, Technology, and Capital Goods sectors. Having started the fiscal year at $41.9 million, the Fund enjoyed some positive inflows and ended at $101.4 million.

OAKHURST FIXED INCOME FUND
Performance Information
August 31, 2021 (Unaudited)

Comparison of the Change in Value of a $100,000 Investment
in Oakhurst Fixed Income Fund - Institutional Shares versus the
Bloomberg U.S. Aggregate Bond Index

Average Annual Total Returns
(for periods ended August 31, 2021)

			Since
	1 Year	5 Years	Inception (b)
Oakhurst Fixed Income Fund - Institutional Shares (a)	1.42%	3.52%	3.39%
Bloomberg U.S. Aggregate Bond Index (c)	(0.08%)	3.11%	2.92%

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Represents the period from the commencement of operations (November 1, 2012) through August 31, 2021.

(c)	The Bloomberg U.S. Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, with index components for U.S. government, agency and corporate securities. The Fund does not invest solely in securities included in the Bloomberg U.S. Aggregate Bond Index and may invest in other types of securities.

OAKHURST SHORT DURATION BOND FUND
Performance Information
August 31, 2021 (Unaudited)

Comparison of the Change in Value of a $100,000 Investment
in Oakhurst Short Duration Bond Fund - Institutional Shares
versus the ICE BofA U.S. Corp./Govt. 1-3 Years Bond Index

Average Annual Total Returns
(for periods ended August 31, 2021)

	1 Year	5 Years	Since Inception (b)
Oakhurst Short Duration Bond Fund - Institutional Shares (a)	2.26%	2.47%	2.31%
ICE BofA U.S. Corp./Govt. 1-3 Years Bond Index (c)	0.46%	1.96%	1.57%

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Represents the period from the commencement of operations (April 26, 2013) through August 31, 2021.

(c)	The ICE BofA U.S. Corp./Govt. 1-3 Years Bond Index covers the U.S. investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, U.S. agency, foreign government, supranational and corporate securities, with a remaining term to final maturity less than 3 years. The Fund does not invest solely in securities included in the ICE BofA U.S. Corp./Govt. 1-3 Years Bond Index and may invest in other types of securities.

OAKHURST SHORT DURATION HIGH YIELD CREDIT FUND
Performance Information
August 31, 2021 (Unaudited)

Comparison of the Change in Value of a $100,000 Investment
in Oakhurst Short Duration High Yield Credit Fund - Institutional Shares
versus the ICE BofA 1-5 Year U.S. Cash Pay High Yield Constrained Index

Average Annual Total Returns
(for periods ended August 31, 2021)

	1 Year	5 Years	Since Inception (b)

Oakhurst Short Duration High Yield Credit Fund - Institutional Shares (a)	9.45%	5.62%	5.66%
ICE BofA 1-5 Year U.S. Cash Pay High Yield Constrained Index (c)	10.81%	5.75%	6.56%

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Represents the period of the commencement of operations (October 1, 2015) through August 31, 2021.

(c)	The ICE BofA 1-5 Year U.S. Cash Pay High Yield Constrained Index covers the performance of U.S. dollar denominated below investment grade corporate debt, currently in a coupon paying period, with a remaining term to final maturity less than 5 years but caps issuer exposure at 2%. The Fund does not invest solely in securities included in the ICE BofA 1-5 Year U.S. Cash Pay High Yield Constrained Index and may invest in other types of securities.

OAKHURST FIXED INCOME FUND
Portfolio Information
August 31, 2021 (Unaudited)

Portfolio Allocation (% of Net Assets)

Top 10 Long-Term Holdings

% of
Security Description	Net Assets
U.S. Treasury Notes, 2.375%, due 05/15/29	2.3%
U.S. Treasury Bonds, 5.250%, due 11/15/28	2.1%
U.S. Treasury Bonds, 2.500%, due 02/15/45	2.0%
U.S. Treasury Bonds, 3.000%, due 05/15/42	1.9%
GNMA, Series 2020-122-DP, 2.500%, due 07/20/50	1.7%
Tennessee Valley Authority, 7.125%, due 05/01/30	1.6%
Federal Farm Credit Bank, 1.150%, due 08/12/30	1.5%
U.S. Treasury Bonds, 5.250%, due 02/15/29	1.5%
GNMA, Series 2020-134-NP, 2.500%, due 09/20/50	1.3%
U.S. Treasury Notes, 2.875%, due 05/15/28	1.2%

OAKHURST SHORT DURATION BOND FUND
Portfolio Information
August 31, 2021 (Unaudited)

Portfolio Allocation (% of Net Assets)

Top 10 Long-Term Holdings

Security Description	% of Net Assets
FNMA, Pool #MA5329, 2.000%, due 01/01/31	1.9%
Provident Funding Mortgage Trust, 144A, Series 2020-1-A2, 3.000% (a), due 02/25/50	1.6%
Mill City Mortgage Trust, 144A, Series 2018-2-A1, 3.500% (a), due 05/25/58	1.4%
FHLMC, Series 5101-AK, 2.000%, due 02/15/47	1.4%
DB Master Finance, LLC, 144A, Series 2019-1A-A21, 3.787% (a), due 05/20/49	1.2%
Domino’s Pizza Master Issuer, LLC, 144A, Series 2015-1A-A2II, 4.474%, due 10/25/45	1.2%
U.S. Treasuery Notes, 2.125%, due 03/31/24	1.2%
CPS Auto Trust, 144A, Series 2018-D, 4.340%, due 09/16/24	1.2%
GS Mortgage Securities Trust, 144A, Series 12-ALOH, 3.551%, due 04/10/34	1.2%
Coinstar Funding, LLC, 144A, Series 2017-1A-A2, 5.216%, due 04/25/47	1.1%

(a)	Variable rate security.

OAKHURST SHORT DURATION HIGH YIELD CREDIT FUND
Portfolio Information
August 31, 2021 (Unaudited)

Portfolio Allocation (% of Net Assets)

Top 10 Long-Term Holdings

% of
Security Description	Net Assets
American Airlines Group Pass-Through Certificates, Series 2014-1-B, 4.375%, due 04/01/24	1.4%
Bally’s Corporation, 144A, 6.750%, due 06/01/27	1.3%
PowerTeam Services, LLC, 144A, 9.033%, due 12/04/25	1.3%
Dave & Buster’s, Inc., 144A, 7.625%, due 11/01/25	1.3%
New Home Company, Inc. (The), 144A, 7.250%, due 10/15/25	1.3%
U.S. Acute Care Solutions, LLC, 144A, 6.375%, due 03/01/26	1.2%
Acrisure, LLC, 144A, 7.000%, due 11/15/25	1.2%
Ascent Resources Utica Holdings, LLC, 144A, 7.000%, due 11/01/26	1.2%
Summer (BC) BidCo B, LLC, 144A, 5.500%, due 10/31/26	1.2%
New Fortress Energy, Inc., 144A, 6.500%, due 09/30/26	1.2%

OAKHURST FIXED INCOME FUND
Schedule of Investments
August 31, 2021

U.S. GOVERNMENT & AGENCIES — 17.1%	Coupon	Maturity	Par Value	Value
Federal Farm Credit Bank — 1.5%
Federal Farm Credit Bank	1.150%	08/12/30	$2,000,000	$1,952,877

Federal Home Loan Bank — 0.5%
Federal Home Loan Bank	3.250%	03/08/24	535,000	574,481

Small Business Administration — 0.0% (a)
SBA, Series 2009-20A-1	5.720%	01/01/29	41,317	46,279

Tennessee Valley Authority — 1.6%
Tennessee Valley Authority	7.125%	05/01/30	1,350,000	1,979,615

U.S. Treasury Bonds — 7.5%
U.S. Treasury Bonds	5.250%	11/15/28	2,057,000	2,655,941
U.S. Treasury Bonds	5.250%	02/15/29	1,457,000	1,890,571
U.S. Treasury Bonds	3.000%	05/15/42	2,000,000	2,402,031
U.S. Treasury Bonds	2.500%	02/15/45	2,313,000	2,575,110
				9,523,653
U.S. Treasury Notes — 6.0%
U.S. Treasury Notes	2.875%	05/15/28	1,407,000	1,575,620
U.S. Treasury Notes	2.375%	05/15/29	2,697,000	2,942,996
U.S. Treasury Notes	1.625%	08/15/29	1,450,000	1,501,996
U.S. Treasury Notes	1.625%	05/15/31	1,500,000	1,546,641
				7,567,253

Total U.S. Government & Agencies (Cost $21,420,324)				$21,644,158

MUNICIPAL BONDS — 0.4%	Coupon	Maturity	Par Value	Value
California State Health Facilities Financing Authority, Revenue Bond	2.704%	06/01/30	$260,000	$277,909
California State Housing Finance Agency, Revenue Bond	3.650%	08/01/25	195,000	202,516
Total Municipal Bonds (Cost $455,599)				$480,425

OAKHURST FIXED INCOME FUND
Schedule of Investments (Continued)

ASSET-BACKED SECURITIES — 5.4%	Coupon	Maturity	Par Value	Value
Centex Home Equity Loan Trust, Series 2004-D-AF6 (b)	5.170%	09/25/34	$1	$1
Coinstar Funding, LLC, 144A, Series 2017-1A-A2	5.216%	04/25/47	1,417,100	1,421,713
Countrywide Asset-Backed Certificates, Series 2004-6-2A3 (1MO LIBOR + 120) (c)	1.284%	11/25/34	164,607	164,168
Countrywide Asset-Backed Certificates, Series 2005-1-AF5 (b)	5.497%	07/25/35	46,772	47,116
DB Master Finance, LLC, 144A, Series 2019-1A-A2I (c)	3.787%	05/20/49	1,343,580	1,353,093
Domino’s Pizza Master Issuer, LLC, 144A, Series 2015-1A-A2II	4.474%	10/25/45	1,247,775	1,301,404
Focus Brands Funding, LLC, 144A, Series 2018-1-A-2	5.184%	10/30/48	748,825	782,058
Jack in the Box Funding, LLC, 144A, Series 2019-1A-A2I	3.982%	08/25/49	1,017,313	1,040,182
Long Beach Mortgage Loan Trust, Series 2004-4-1A1 (1MO LIBOR + 56) (c)	0.644%	10/25/34	726,683	707,841
New Century Home Equity Loan Trust, Series 2005-A-A4W (b)(c)	4.705%	08/25/35	32,989	33,121
Total Asset-Backed Securities (Cost $6,659,332)				$6,850,697

COLLATERALIZED MORTGAGE OBLIGATIONS — 29.5%	Coupon	Maturity	Par Value	Value
Federal Home Loan Mortgage Corporation — 4.5%
FHLMC, Series 2515-UP	5.500%	10/15/22	$8,401	$8,574
FHLMC, Series 3827-HA	3.500%	11/15/25	127,990	134,415
FHLMC, Series 4011-ML	3.000%	03/15/27	500,000	534,930
FHLMC, Series 2569-LD	5.500%	02/15/33	47,920	54,447
FHLMC, Series 3793-UA	4.000%	06/15/33	50,053	54,630
FHLMC, Pool #FGC91859	3.500%	12/01/35	342,646	369,050
FHLMC, Series 3622-WA	5.500%	09/15/39	268,986	300,473
FHLMC, Series 3843-JA	4.000%	04/15/40	23,259	24,123
FHLMC, Series 4088-PA	3.000%	12/15/40	9,683	9,692
FHLMC, Series 3940-PD	2.500%	02/15/41	239,488	247,656

OAKHURST FIXED INCOME FUND
Schedule of Investments (Continued)

COLLATERALIZED MORTGAGE OBLIGATIONS — 29.5% (Continued)	Coupon	Maturity	Par Value	Value
Federal Home Loan Mortgage Corporation — 4.5% (Continued)
FHLMC, Series 4017-MA	3.000%	03/15/41	$2,827	$2,831
FHLMC, Series 4636-EA	3.000%	03/15/41	48,186	48,258
FHLMC, Series 4226-AN	4.000%	04/15/41	93,246	95,587
FHLMC, Series 4077-AP	4.000%	01/15/42	62,810	66,266
FHLMC, Series 4183-PA	3.500%	01/15/43	79,258	82,132
FHLMC, Series 4566-CA	3.000%	01/15/43	332,784	339,358
FHLMC, Series 4769-L	4.000%	06/15/44	8,735	8,735
FHLMC, Series 4758-HA	4.000%	06/15/45	332,676	336,398
FHLMC, Series 4753-JA	3.000%	12/15/47	302,954	316,480
FHLMC, Series 4760-A	3.000%	02/15/48	1,024,932	1,094,305
FHLMC, Series 4960-PD	2.000%	10/25/49	1,467,029	1,502,401
				5,630,741
Federal National Mortgage Association — 3.9%
FNMA, Series 2005-80-BA	5.000%	04/25/29	29,189	32,867
FNMA, Series 2009-96	4.000%	11/25/29	135,867	147,038
FNMA, Pool #MA5329	2.000%	01/01/31	855,452	885,937
FNMA, Pool #MA1201	3.500%	10/01/32	141,999	152,114
FNMA, Series 2004-W3-A-7	5.500%	05/25/34	795,488	897,948
FNMA, Pool #MA0584	4.500%	10/01/40	22,138	23,483
FNMA, Series 2013-13-MA	4.000%	01/25/43	317,237	348,251
FNMA, Series 2016-49-LA	3.500%	01/25/43	319,772	330,118
FNMA, Series 2014-80-KA	2.000%	03/25/44	340,906	344,274
FNMA, Series 2016-24-HA	3.000%	04/25/44	161,471	164,102
FNMA, Series 2017-22-EC	3.000%	06/25/44	425,083	434,641
FNMA, Series 2016-89-CG	3.000%	04/25/46	195,385	204,294
FNMA, Series 2019-33-N	3.000%	03/25/48	495,055	519,085
FNMA, Series 2018-45	3.000%	06/25/48	382,990	402,096
				4,886,248
Government National Mortgage Association — 9.4%
GNMA, Series 2020-078-CB	5.000%	09/20/34	470,389	494,237
GNMA, Series 2009-104	4.500%	08/16/39	50,091	51,901
GNMA, Series 2015-185-P	2.750%	11/20/42	9,920	9,938
GNMA, Series 2017-84-JD	3.000%	05/20/47	88,041	91,953
GNMA, Series 2018-6-JA	2.750%	01/20/48	271,745	287,504
GNMA, Series 2019-061-KU	3.500%	05/20/49	1,451,150	1,510,135
GNMA, Series 2019-099-JC	3.000%	08/20/49	234,075	241,451

OAKHURST FIXED INCOME FUND
Schedule of Investments (Continued)

COLLATERALIZED MORTGAGE OBLIGATIONS — 29.5% (Continued)	Coupon	Maturity	Par Value	Value
Government National Mortgage Association — 9.4% (Continued)
GNMA, Series 2019-152-HA	3.500%	08/20/49	$581,537	$590,976
GNMA, Series 2020-5	3.500%	12/20/49	513,309	527,423
GNMA, Series 2020-133-A	5.935%	05/01/50	607,890	713,532
GNMA, Series 2020-084-WA	3.500%	06/20/50	313,943	324,611
GNMA, Series 2020-095-NB	4.500%	07/20/50	61,223	63,468
GNMA, Series 2020-122-DP	2.500%	07/20/50	2,102,137	2,183,034
GNMA, Series 2020-123-PB	2.250%	08/20/50	929,404	976,177
GNMA, Series 2020-133	3.500%	09/20/50	532,516	549,700
GNMA, Series 2020-134-NP	2.500%	09/20/50	1,608,087	1,669,717
GNMA, Series 2020-183-AY	2.000%	11/20/50	1,515,524	1,566,221
				11,851,978
Non-Agency — 11.7%
ABN AMRO Mortgage Corporation, Series 2003-12-1A (c)	5.000%	12/25/33	126,545	130,179
Bank of America Funding Corporation, Series 2003-J-2A1 (c)	2.626%	11/25/33	343,681	336,278
Bank of America Funding Corporation, Series 2004-A-3A1 (c)	2.407%	02/25/34	100,675	102,574
Bear Stearns ALT-A Trust, Series 2003-6-2A1 (c)	2.986%	01/25/34	233,344	237,052
Countrywide Home Loans, Inc., Series 2003-49-A9 (c)	2.720%	12/19/33	47,194	48,244
Credit Suisse First Boston Mortgage Securities Company, Series 2002-AR31-4A2 (c)	2.519%	11/25/32	45,209	47,128
Credit Suisse First Boston Mortgage Securities Company, Series 2003-11-1A31	5.500%	06/25/33	32,168	32,651
CSMC Mortgage Trust, 144A, Series 2013-IVR1	3.000%	03/25/43	560,436	573,016
HarborView Mortgage Loan Trust, Series 2003-1-A (c)	2.194%	05/19/33	54,198	55,254
HarborView Mortgage Loan Trust, Series 2004-4-2A (1MO LIBOR + 56) (c)	0.640%	06/19/34	90,820	94,935
Impac CMB Trust, Series 2004-10-4A (1MO LIBOR + 94) (c)	1.024%	03/25/35	54,619	54,188
Impac CMB Trust, Series 2005-4-2A1 (1MO LIBOR + 30) (c)	0.684%	05/25/35	354,070	355,208

OAKHURST FIXED INCOME FUND
Schedule of Investments (Continued)

COLLATERALIZED MORTGAGE OBLIGATIONS — 29.5% (Continued)	Coupon	Maturity	Par Value	Value
Non-Agency — 11.7% (Continued)
Impac CMB Trust, 144A, Series 2007-A-A (1MO LIBOR + 50) (c)	0.584%	05/25/37	$404,345	$403,917
Impac CMB Trust, 144A, Series 2007-A-M1 (1MO LIBOR + 80) (c)	0.884%	05/25/37	402,182	399,352
Impac Secured Assets Corporation, Series 2003-3-A1 (c)	5.143%	08/25/33	37,325	38,693
Impac Secured Assets Corporation, Series 2006-1-2A1 (1MO LIBOR + 70) (c)	0.784%	05/25/36	119,712	119,719
JPMorgan Alternative Loan Trust, Series 2005-A2-1A1 (1MO LIBOR + 52) (c)	0.611%	01/25/36	82,354	82,313
JPMorgan Mortgage Trust, Series 2003-A1 (c)	1.923%	10/25/33	138,977	140,852
JPMorgan Mortgage Trust, Series 2004-A1 (c)	1.778%	02/25/34	86,957	86,509
JPMorgan Mortgage Trust, Series 2004-A3-SF3 (c)	1.959%	06/25/34	109,161	109,039
JPMorgan Mortgage Trust, Series 2004-A4-2A2 (c)	2.829%	09/25/34	663,807	690,610
JPMorgan Mortgage Trust, Series 2004-A5-2A1 (c)	2.368%	12/25/34	39,760	41,686
JPMorgan Mortgage Trust, 144A, Series 2013-3-A3 (c)	3.359%	07/25/43	95,695	97,958
JPMorgan Mortgage Trust, 144A, Series 2017-2-A3 (c)	3.500%	05/25/47	190,240	193,277
JPMorgan Mortgage Trust, 144A, Series 2018-1-A7 (c)	3.500%	06/25/48	1,020,875	1,027,605
Master Adjustable Rate Mortgages Trust, Series 2003-3-2A1 (c)	2.198%	09/25/33	56,724	56,982
Master Asset Securitization Trust, Series 2004-1-3A7	5.250%	01/25/34	46,969	48,562
Merrill Lynch Mortgage Investors Trust, Series 2004-A3-1A (c)	2.434%	05/25/34	128,194	129,370
Merrill Lynch Mortgage Investors Trust, Series 2004-1-A2 (1MO LIBOR + 90) (c)	0.984%	11/25/34	1,069,777	1,070,986

OAKHURST FIXED INCOME FUND
Schedule of Investments (Continued)

COLLATERALIZED MORTGAGE OBLIGATIONS — 29.5% (Continued)	Coupon	Maturity	Par Value	Value
Non-Agency — 11.7% (Continued)
Merrill Lynch Mortgage Investors Trust, Series 2005-A1-1A (c)	3.007%	12/25/34	$277,179	$297,372
Nationstar Mortgage Loan Trust, 144A, Series 2013-A-A (c)	3.750%	12/25/52	54,559	56,107
New Residential Mortgage Loan Trust, 144A, Series 2015-2A-A2 (c)	3.750%	08/25/55	294,256	310,265
New Residential Mortgage Loan Trust, 144A, Series 2017-3-A-1 (c)	4.000%	04/25/57	335,023	360,021
Opteum Mortgage Acceptance Corporation, Series 2005-5 (c)	5.850%	12/25/35	67,720	68,138
SBA Tower Trust, 144A, Series 2019-1-1C	2.836%	01/15/50	800,000	836,001
SBA Tower Trust, 144A, Series 2020-1-2-1C	1.884%	07/15/50	300,000	306,464
SBA Tower Trust, 144A, Series 2020-1-2-2C	2.328%	07/15/52	10,000	10,285
Sequoia Mortgage Trust, Series 2003-8-A1 (1MO LIBOR + 64) (c)	0.724%	01/20/34	398,336	405,371
Sequoia Mortgage Trust, Series 2004-6-A2 (1MO LIBOR + 56) (c)	0.652%	07/20/34	157,687	158,465
Sequoia Mortgage Trust, 144A, Series 2013-5-A-1 (c)	2.500%	05/25/43	250,685	252,234
Sequoia Mortgage Trust, Series 2013-6-A2 (c)	3.000%	05/25/43	322,584	325,766
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-1-4A4 (c)	2.533%	02/25/34	108,125	109,396
Structured Asset Mortgage Investments II Trust, Series 2004-AR6 (1MO LIBOR + 70) (c)	0.793%	02/19/35	1,217,598	1,232,015
Structured Asset Mortgage Investments, Inc., Series 2003-AR4 (1MO LIBOR + 70) (c)	0.793%	01/19/34	40,528	40,534
Structured Asset Mortgage Investments, Inc., Series 2004-AR4-1A1 (1MO LIBOR + 70) (c)	0.793%	12/19/34	77,490	80,561

OAKHURST FIXED INCOME FUND
Schedule of Investments (Continued)

COLLATERALIZED MORTGAGE OBLIGATIONS — 29.5% (Continued)	Coupon	Maturity	Par Value	Value
Non-Agency — 11.7% (Continued)
Structured Asset Securities Corporation, Series 2003-9A (c)	2.288%	03/25/33	$123,549	$129,168
Structured Asset Securities Corporation, Series 2003-34A-5A4 (c)	2.450%	11/25/33	158,882	160,609
Wa-Mu Mortgage Pass-Through Certificates, Series 2003-S3-3A1	5.500%	05/25/33	42,823	44,607
Wa-Mu Mortgage Pass-Through Certificates, Series 2003-AR7 (c)	2.378%	08/25/33	563,018	577,186
Wa-Mu Mortgage Pass-Through Certificates, Series 2003-AR8-A (c)	2.913%	08/25/33	225,440	233,012
Wa-Mu Mortgage Pass-Through Certificates, Series 2002-AR2-A (COF 11 + 125) (c)	1.556%	02/27/34	148,447	151,757
Wa-Mu Mortgage Pass-Through Certificates, Series 2005-AR2-1-A-1A (1MO LIBOR + 66) (c)	0.744%	01/25/45	1,317,160	1,314,232
Wa-Mu Mortgage Pass-Through Certificates, Series 2005-AR13 (1MO LIBOR + 156) (c)	1.652%	10/25/45	219,407	228,798
Wells Fargo Alternative Loan Trust, Series 2002-1-1A1	6.250%	08/25/32	315,202	326,507
				14,819,008

Total Collateralized Mortgage Obligations (Cost $36,669,366)				$37,187,975

OAKHURST FIXED INCOME FUND
Schedule of Investments (Continued)

CORPORATE BONDS — 46.5%	Coupon	Maturity	Par Value	Value
Communications — 3.2%
CBS Corporation	7.875%	07/30/30	$685,000	$975,084
Expedia Group, Inc.	3.250%	02/15/30	993,000	1,030,336
Sprint Spectrum Company, LLC, 144A	5.152%	03/20/28	882,000	1,015,755
T-Mobile USA, Inc.	2.050%	02/15/28	1,006,000	1,024,209
				4,045,384
Consumer Discretionary — 4.5%
AutoZone, Inc.	3.750%	06/01/27	943,000	1,059,925
eBay, Inc.	3.600%	06/05/27	350,000	390,923
Genting NY, LLC, 144A	3.300%	02/15/26	1,025,000	1,026,951
Lennar Corporation	4.750%	11/29/27	856,000	996,136
McDonald’s Corporation, Series MTN	3.500%	07/01/27	1,000,000	1,110,246
Meritage Homes Corporation, 144A	3.875%	04/15/29	1,000,000	1,065,000
				5,649,181
Consumer Staples — 3.3%
Clorox Company	1.800%	05/15/30	1,110,000	1,099,973
Dollar Tree, Inc.	4.200%	05/15/28	966,000	1,099,573
Flowers Foods, Inc.	2.400%	03/15/31	990,000	1,000,455
Kroger Company	1.700%	01/15/31	1,075,000	1,040,782
				4,240,783
Energy — 3.3%
Enbridge, Inc.	3.125%	11/15/29	985,000	1,056,530
Grey Oak Pipeline, LLC, 144A	3.450%	10/15/27	903,000	962,061
Magellan Midstream Partners, L.P.	5.000%	03/01/26	855,000	981,279
Newfield Exploration Company	5.375%	01/01/26	1,000,000	1,130,713
				4,130,583
Financials — 13.9%
AerCap Ireland Capital D.A.C.	1.750%	01/30/26	1,025,000	1,014,288
Antares Holdings, L.P.	3.950%	07/15/26	950,000	1,014,736
Ares Capital Corporation	3.875%	01/15/26	964,000	1,037,296
Aviation Capital Group, LLC, 144A	1.950%	01/30/26	1,022,000	1,027,740
Bank of America Corporation	3.419%	12/20/28	995,000	1,092,988
BGC Partners, Inc.	3.750%	10/01/24	995,000	1,058,391
Drawbridge Special Opportunities Fund, L.P., 144A	3.875%	02/15/26	1,000,000	1,034,921
Fairfax Financial Holdings Ltd.	4.850%	04/17/28	853,000	982,139
Fidelity National Financial, Inc.	3.400%	06/15/30	899,000	970,725
First American Financial Corporation	4.000%	05/15/30	958,000	1,070,487
FS KKR Capital Corporation	3.400%	01/15/26	1,030,000	1,074,695

OAKHURST FIXED INCOME FUND
Schedule of Investments (Continued)

CORPORATE BONDS — 46.5% (Continued)	Coupon	Maturity	Par Value	Value
Financials — 13.9% (Continued)
Goldman Sachs BDC, Inc	2.875%	01/15/26	$1,000,000	$1,034,660
Goldman Sachs Group, Inc.	3.800%	03/15/30	925,000	1,043,203
Icahn Enterprises, L.P.	6.250%	05/15/26	250,000	263,438
Icahn Enterprises, L.P.	4.375%	02/01/29	750,000	752,602
M.D.C. Holdings, Inc.	3.850%	01/15/30	579,000	623,873
Medallion Financial Corporation, 144A (d)	7.250%	02/26/26	1,375,000	1,364,688
Owl Rock Capital Corporation	2.625%	01/15/27	1,066,000	1,076,375
				17,537,245
Health Care — 3.4%
Bristol-Myers Squibb Company	3.900%	02/20/28	870,000	997,301
CVS Pass-Through Trust Series 2013, 144A	4.704%	01/10/36	229,084	261,995
CVS Pass-Through Trust Series 2014, 144A,	4.163%	08/11/36	736,216	824,679
HCA Healthcare, Inc.	5.250%	06/15/26	945,000	1,092,152
Mylan, Inc.	4.550%	04/15/28	964,000	1,111,637
				4,287,764
Industrials — 3.9%
Air Canada
Pass-Through Certificates, 144A, Series 2013-1A	4.125%	11/15/26	526,680	539,173
Air Canada Pass-Through Certificates, 144A, Series 2015-1A	3.600%	09/15/28	263,809	269,967
American Airlines Group Pass-Through Certificates, Series 2019-1AA	3.150%	08/15/33	1,174,119	1,197,614
Roper Technologies, Inc.	2.950%	09/15/29	1,045,000	1,122,138
U.S. Airways Pass-Through Trust, Series 2011-1	7.125%	04/22/25	430,464	457,800
United Airlines Pass-Through Certificates, Series 2020-1	5.875%	04/15/29	1,210,355	1,350,328
				4,937,020
Materials — 1.3%
Martin Marietta Materials, Inc.	3.500%	12/15/27	445,000	494,052
Packaging Corporation of America	3.400%	12/15/27	1,019,000	1,120,745
				1,614,797

OAKHURST FIXED INCOME FUND
Schedule of Investments (Continued)

CORPORATE BONDS — 46.5% (Continued)	Coupon	Maturity	Par Value	Value
Real Estate — 2.3%
American Campus Communities, Inc.	3.300%	07/15/26	$739,000	$796,547
American Homes 4 Rent	2.375%	07/15/31	1,100,000	1,105,095
Crown Castle International Corporation	4.000%	03/01/27	885,000	993,766
				2,895,408
Technology — 6.0%
Apple, Inc.	1.650%	05/11/30	1,103,000	1,098,935
Applied Materials, Inc.	1.750%	06/01/30	1,067,000	1,058,995
Hewlett Packard Enterprise Company	6.200%	10/15/35	795,000	1,080,102
NVIDIA Corporation	2.850%	04/01/30	1,013,000	1,097,223
NXP B.V., 144A	2.500%	05/11/31	1,050,000	1,084,708
PayPal Holdings, Inc.	2.850%	10/01/29	1,030,000	1,111,092
Synnex Corporation, 144A	2.375%	08/09/28	1,005,000	1,004,536
				7,535,591
Utilities — 1.4%
Elwood Energy, LLC	8.159%	07/05/26	648,223	693,598
NSG Holdings, LLC, 144A	7.750%	12/15/25	1,008,783	1,086,964
				1,780,562

Total Corporate Bonds (Cost $57,124,985)				$58,654,318

OAKHURST FIXED INCOME FUND
Schedule of Investments (Continued)

MONEY MARKET FUNDS — 0.7%	Shares	Value
Invesco Short-Term Investments Trust - Institutional Class, 0.01% (e) (Cost $856,353)	856,353	$856,353

Total Investments at Value — 99.6% (Cost $123,185,959)		$125,673,926

Other Assets in Excess of Liabilities — 0.4%		535,938

Net Assets — 100.0%		$126,209,864

144A - Security was purchased in a transaction exempt from registration in compliance with Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid under procedures approved by the Board of Trustees. The total value of such securities is $23,294,090 as of August 31, 2021, representing 18.5% of net assets.

COF 11 - Cost of funds for the 11th District of San Francisco.

LIBOR - London Interbank Offered Rate.

(a)	Percentage rounds to less than 0.1%.

(b)	Step Coupon. Rate shown is the coupon in effect as of August 31, 2021.

(c)	Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of August 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

(d)	Illiquid security. Total value of illiquid securities held as of August 31, 2021 was $1,364,688, representing 1.1% of net assets.

(e)	The rate shown is the 7-day effective yield as of August 31, 2021.

See accompanying notes to financial statements.

OAKHURST SHORT DURATION BOND FUND
Schedule of Investments
August 31, 2021

U.S. GOVERNMENT & AGENCIES — 1.7%	Coupon	Maturity	Par Value	Value
Small Business Administration — 0.0% (a)
SBA, Series 2002-20K	5.080%	11/01/22	$13,747	$14,032
SBA, Series 2007-20K-1	5.510%	11/01/27	44,033	48,359
				62,391
U.S. Treasury Notes — 1.7%
U.S. Treasury Notes	2.750%	07/31/23	575,000	603,031
U.S. Treasury Notes	2.125%	03/31/24	1,500,000	1,569,551
				2,172,582

Total U.S. Government & Agencies (Cost $2,232,611)				$2,234,973

MUNICIPAL BONDS — 0.7%	Coupon	Maturity	Par Value	Value
Central Plains Energy Project, Nebraska Gas Project, Revenue Bond, Series 2017-B (Cost $873,186)	4.500%	09/01/25	$800,000	$873,123

ASSET-BACKED SECURITIES — 8.6%	Coupon	Maturity	Par Value	Value
Accredited Mortgage Loan Trust, Series 2004-3-2A2 (1MO LIBOR + 120) (b)	1.284%	10/25/34	$121,513	$121,584
ACE Securities Corporation, Series 2003-NC1 (1MO LIBOR + 84) (b)	0.932%	07/25/33	234,621	223,210
Argent Securities, Inc., Series 2004-W10-A2 (1MO LIBOR + 78) (b)	0.864%	10/25/34	416,226	413,564
Centex Home Equity Loan Trust, Series 2004-D-AF6 (c)	5.170%	09/25/34	1	1
Coinstar Funding, LLC, 144A, Series 2017-1A-A2	5.216%	04/25/47	1,479,338	1,484,153
Countrywide Asset-Backed Certificates, Series 2004-6-2A3 (1MO LIBOR + 120) (b)	1.284%	11/25/34	168,064	167,615

OAKHURST SHORT DURATION BOND FUND
Schedule of Investments (Continued)

ASSET-BACKED SECURITIES — 8.6% (Continued)	Coupon	Maturity	Par Value	Value
Countrywide Home Loans, Inc., Series 2004-6-2A5 (1MO LIBOR + 78) (b)	0.864%	11/25/34	$641,011	$637,245
CPS Auto Trust, 144A, Series 2018-D	4.340%	09/16/24	1,500,000	1,533,130
DB Master Finance, LLC, 144A, Series 2019-1A-A2I (b)	3.787%	05/20/49	1,591,520	1,602,788
Domino’s Pizza Master Issuer, LLC, 144A, Series 2015-1A-A2II	4.474%	10/25/45	1,524,000	1,589,502
Jack in the Box Funding, LLC, 144A, Series 2019-1A-A2I	3.982%	08/25/49	1,293,228	1,322,299
Morgan Stanley Capital, Inc., Series 2004-SD2-A (1MO LIBOR + 90) (b)	0.984%	04/25/34	1,393	1,393
Mortgage IT Trust, Series 2005-5 (b)	0.344%	12/25/35	602,617	606,261
New Century Home Equity Loan Trust, Series 2005-A-A4W (b)(c)	4.705%	08/25/35	72,246	72,535
SASCO Mortgage Loan Trust, Series 2004-GEL3 (1MO LIBOR + 96) (b)	1.049%	08/25/34	21,831	21,826
Soundview Home Equity Loan Trust, Series 2003-2-A2 (1MO LIBOR + 130) (b)	1.384%	11/25/33	425,283	425,440
Structured Asset Investment Loan Trust, Series 2004-8 (1MO LIBOR + 100) (b)	1.084%	09/25/34	977,065	979,653
Verizon Owner Trust, Series 2019-A-A-A1(b)	2.930%	09/20/23	29,041	29,335

Total Asset-Backed Securities (Cost $11,191,861)				$11,231,534

OAKHURST SHORT DURATION BOND FUND
Schedule of Investments (Continued)

COLLATERALIZED MORTGAGE OBLIGATIONS — 37.5%	Coupon	Maturity	Par Value	Value
Federal Home Loan Mortgage Corporation — 7.1%
FHLMC, Pool #J1-2630	4.000%	07/01/25	$403,548	$428,177
FHLMC, Series 3970-HA	3.000%	02/15/26	1,731	1,730
FHLMC, Series 4674-VB	3.500%	07/15/28	1,188,779	1,191,420
FHLMC, Series 2580-PY	4.000%	03/15/33	29,353	32,003
FHLMC, Series 3664-DA	4.000%	11/15/37	516,311	542,402
FHLMC, Series 3687-CB	2.500%	11/15/38	34,353	34,432
FHLMC, Series 4348-ME	2.500%	06/15/39	71,929	72,680
FHLMC, Series 3597-LH	4.500%	07/15/39	298,944	316,928
FHLMC, Series 4302-DA	3.000%	07/15/39	65,991	66,079
FHLMC, Series 4219-JA	3.500%	08/15/39	18,298	18,389
FHLMC, Series 4444-CD	3.000%	08/15/39	38,537	38,560
FHLMC, Series 4444-CH	3.000%	01/15/41	846,671	857,386
FHLMC, Series 4636-EA	3.000%	03/15/41	122,271	122,455
FHLMC, Series 4417-HD	2.250%	11/15/41	126,796	127,216
FHLMC, Series 4312-GA	2.500%	12/15/41	114,217	117,498
FHLMC, Series 4768-E	3.500%	09/15/42	1,005,980	1,033,246
FHLMC, Series 5101-AK	2.000%	02/15/47	1,820,120	1,848,896
FHLMC, Series 4938-BL	2.250%	07/25/49	713,308	736,963
FHLMC, Series 4960-PD	2.000%	10/25/49	489,010	500,800
FHLMC, Series 5103-QG	0.750%	03/25/50	1,229,635	1,212,832
				9,300,092
Federal National Mortgage Association — 8.0%
FNMA, Series 2003-48-TC	5.000%	06/25/23	19,829	20,390
FNMA, Series 2010-112-C	4.000%	10/25/25	176,688	183,293
FNMA, Series 2012-111-VA	3.500%	10/25/25	997,761	1,020,440
FNMA, Pool #AL0300	4.500%	06/01/26	176,887	188,776
FNMA, Series 2012-41-BA	2.500%	04/25/27	505,677	526,480
FNMA, Pool #AL4309	4.000%	10/01/28	303,104	322,610
FNMA, Series 2005-80-BA	5.000%	04/25/29	102,161	115,034
FNMA, Pool #MA5329	2.000%	01/01/31	2,373,879	2,458,476
FNMA, Series 2005-109-PC	6.000%	12/25/35	81,991	91,867
FNMA, Series 2008-17-PA	4.500%	10/25/37	218,687	230,931
FNMA, Series 2008-49-PA	5.000%	04/25/38	158,740	174,805
FNMA, Series 2010-152	3.000%	05/25/39	279,182	283,793
FNMA, Series 2011-15-W (c)	3.745%	06/25/39	30,241	30,554
FNMA, Series 2009-94-DA	4.500%	10/25/39	366,228	390,010

OAKHURST SHORT DURATION BOND FUND
Schedule of Investments (Continued)

COLLATERALIZED MORTGAGE OBLIGATIONS — 37.5% (Continued)	Coupon	Maturity	Par Value	Value
Federal National Mortgage Association — 8.0% (Continued)
FNMA, Series 2010-135-EA	3.000%	01/25/40	$45,330	$45,649
FNMA, Series 2010-109-N	3.000%	10/25/40	1,028,775	1,092,526
FNMA, Series 2012-102	4.500%	03/25/41	36,202	37,570
FNMA, Series 1012-136	2.500%	11/25/42	447,020	464,853
FNMA, Series 2014-80-KA	2.000%	03/25/44	105,707	106,752
FNMA, Series 2018-44-PA	3.500%	06/25/44	502,923	505,391
FNMA, Series 2016-72-AP	4.000%	07/25/44	193,551	197,477
FNMA, Series 2018-14-PA	3.500%	04/25/47	631,105	668,616
FNMA, Series 2019-33-N	3.000%	03/25/48	1,245,174	1,305,615
				10,461,908
Government National Mortgage Association — 2.0%
GNMA, Pool #GN615735	5.000%	07/15/23	23,222	26,070
GNMA, Series 2011-26-PA	4.000%	07/20/40	172,699	178,403
GNMA, Series 2012-10-LD	3.000%	07/20/40	281,788	285,155
GNMA, Series 2018-131-PG	3.000%	09/20/48	193,896	204,236
GNMA, Series 2019-024-PE	3.250%	02/20/49	456,231	468,368
GNMA, Series 2019-065-EB	3.000%	05/20/49	410,521	422,173
GNMA, Series 2019-152-HA	3.500%	08/20/49	574,994	584,327
GNMA, Series 2020-095-NB	4.500%	07/20/50	171,652	177,948
GNMA, Series 2018-118-A	2.900%	08/16/60	217,628	219,834
				2,566,514
Non-Agency — 20.4%
Adjustable Rate Mortgage Trust, Series 2004-5-4A1 (b)	2.824%	04/25/35	529,766	540,357
American General Mortgage Loan Trust, 144A, Series 2006-1-A5 (b)	5.750%	12/25/35	5,199	5,476
American Home Mortgage, Series 2004-3 (6MO LIBOR + 150) (b)	1.671%	10/25/34	1,152,865	1,171,134
American Home Mortgage Investment Trust, Series 2004-3-6A1 (c)	4.820%	10/25/34	36,675	37,421
Atrium CDO Corporation, 144A, Series 2009-A-AR2 (3MO LIBOR + 99) (b)	1.181%	05/28/30	1,250,000	1,249,687
Citigroup Mortgage Loan Trust, Inc., Series 2005-6-A1 (H15T1Y + 210) (b)	2.220%	09/25/35	143,029	149,557

OAKHURST SHORT DURATION BOND FUND
Schedule of Investments (Continued)

COLLATERALIZED MORTGAGE OBLIGATIONS — 37.5% (Continued)	Coupon	Maturity	Par Value	Value
Non-Agency — 20.4% (Continued)
Countrywide Home Loans, Inc., Series 2003-15	5.000%	09/25/21	$18,777	$17,587
Credit Suisse First Boston Mortgage Securitization, Series 2004-6-2A1 (d)	0.000%	09/25/21	12,056	2
Credit Suisse First Boston Mortgage Securitization, Series 2004-AR2 (b)	2.484%	03/25/34	66,874	67,742
Goldman Sachs Mortgage Loan Trust, Series 2003-13 (b)	2.842%	10/25/33	117,230	124,084
Goldman Sachs Mortgage Loan Trust, Series 2004-10F (b)	5.500%	09/25/34	30,206	31,055
Goldman Sachs Mortgage Loan Trust, Series 2005-5F (1MO LIBOR + 50) (b)	0.584%	06/25/35	57,388	55,584
GS Mortgage Securities Trust, 144A, Series 12-ALOH	3.551%	04/10/34	1,500,000	1,510,979
GSR Mortgage Loan Trust, Series 2003-7F-1A	5.250%	06/25/33	289,102	297,794
GSR Mortgage Loan Trust, Series 2005-AR6 1 (b)	2.768%	09/25/35	19,291	19,512
HarborView Mortgage Loan Trust, Series 2004-4-2A (1MO LIBOR + 56) (b)	0.652%	06/19/34	51,897	54,249
Impac CMB Trust, Series 2005-4-2A1 (1MO LIBOR + 30) (b)	0.684%	05/25/35	212,018	212,700
Impac CMB Trust, 144A, Series 2007-A-A (1MO LIBOR + 50) (b)	0.584%	05/25/37	186,627	186,429
JPMorgan Alternative Loan Trust, Series 2005-A2-1A1 (1MO LIBOR + 52) (b)	0.611%	01/25/36	286,065	285,921
JPMorgan Mortgage Trust, Series 2003-A1-4A5 (b)	1.867%	10/25/33	91,216	92,845
JPMorgan Mortgage Trust, 144A, Series 2018-1-A7 (b)	3.500%	06/25/48	1,293,109	1,301,633
JPMorgan Mortgage Trust, 144A, Series 2018-8-A3 (b)	4.000%	01/25/49	267,864	270,332

OAKHURST SHORT DURATION BOND FUND
Schedule of Investments (Continued)

COLLATERALIZED MORTGAGE OBLIGATIONS — 37.5% (Continued)	Coupon	Maturity	Par Value	Value
Non-Agency — 20.4% (Continued)
JPMorgan Mortgage Trust, 144A, Series 2019-LTV1-A15 (b)	4.000%	06/25/49	$328,432	$329,652
Master Adjustable Rate Mortgages Trust, Series 2004-13-2A1 (b)	2.699%	04/21/34	136,966	137,382
Master Adjustable Rate Mortgages Trust, Series 2004-6-4A6 (b)	2.315%	07/25/34	566,791	569,228
Master Seasoned Securitization Trust, Series 2005-1-1A1 (b)	6.039%	09/25/32	468,108	505,279
MASTR Asset Alternative Loans Trust, Series 2003-1-2A1	6.500%	01/25/33	385,413	402,122
MASTR Asset Alternative Loans Trust, Series 2003-8-3A1	5.500%	12/25/33	14,007	13,995
MASTR Asset Securitization Trust, Series 2003-12-1A1	5.250%	12/25/24	65,098	66,947
MASTR Asset Securitization Trust, Series 2003-11-7A	5.250%	12/25/33	358,586	369,397
Mellon Residential Funding Corporation, Series 2000-TBC2-A1 (1MO LIBOR + 48) (b)	0.573%	06/15/30	989,276	994,337
Merrill Lynch Credit Corporation Mortgage, Series 2003-B-A1 (1MO LIBOR + 68) (b)	0.772%	04/25/28	41,534	41,369
Mill City Mortgage Trust, 144A, Series 2018-2-A1 (b)	3.500%	05/25/58	1,817,366	1,855,190
MLCC Mortgage Investors, Inc., Series 2003-E-A2 (6MO LIBOR + 66) (b)	0.864%	10/25/28	536,258	532,599
Mortgage IT Trust, Series 2004-2-M1 (1MO LIBOR + 82.5)	0.916%	12/25/34	738,821	727,278
Nationstar Mortgage Loan Trust, 144A, Series 2013-A-A (b)	3.750%	12/25/52	354,632	364,695
Provident Funding Mortgage Trust, 144A, Series 2019-1 (b)	3.000%	12/25/49	993,191	1,002,815
Provident Funding Mortgage Trust, 144A, Series 2020-1-A2 (b)	3.000%	02/25/50	2,052,158	2,078,150

OAKHURST SHORT DURATION BOND FUND
Schedule of Investments (Continued)

COLLATERALIZED MORTGAGE OBLIGATIONS — 37.5% (Continued)	Coupon	Maturity	Par Value	Value
Non-Agency — 20.4% (Continued)
PSMC Trust, 144A, Series 2018-2-A1 (b)	3.500%	06/25/48	$972,740	$976,120
SBA Tower Trust, 144A, Series 2013-1-2	3.722%	04/15/48	74,000	74,785
SBA Tower Trust,144A, Series 2019-1-1C	2.836%	01/15/50	1,120,000	1,170,402
Sequoia Mortgage Trust, Series 2003-5-A1 (1MO LIBOR + 62) (b)	0.776%	09/20/33	1,163,781	1,186,668
Sequoia Mortgage Trust, 144A, Series 2013-5-A2 (b)	3.000%	05/25/43	1,298,381	1,312,238
Starwood Mortgage Residential Trust, 144A, Series 2019-INV1-A1 (b)	2.610%	09/27/49	796,059	804,880
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-12 (b)	2.491%	09/25/34	45,510	46,450
Structured Asset Mortgage Investments II Trust, Series 2004-AR6 (1MO LIBOR + 70) (b)	0.780%	02/19/35	418,859	423,819
Structured Asset Mortgage Investments, Inc., Series 2004-AR3-1 (1MO LIBOR + 60) (b)	0.680%	07/19/34	1,022,985	1,036,044
Structured Asset Securities Corporation, Series 2003-34A (b)	2.744%	11/25/33	85,941	88,403
Wa-Mu Mortgage Pass-Through Certificates, Series 2003-AR7 (b)	2.378%	08/25/33	132,780	136,121
Wa-Mu Mortgage Pass-Through Certificates, Series 2003-AR8-A (b)	2.913%	08/25/33	99,126	102,455
Wa-Mu Mortgage Pass-Through Certificates, Series 2002-AR2-A (COF 11 + 125) (b)	1.556%	02/27/34	26,990	27,592
Wells Fargo Mortgage-Backed Securities, Series 2004-K-2A12 (b)	2.598%	07/25/34	15,558	15,405
Wells Fargo Mortgage-Backed Securities, Series 2004-K-2A6 (b)	2.598%	07/25/34	374,937	371,229

OAKHURST SHORT DURATION BOND FUND
Schedule of Investments (Continued)

COLLATERALIZED MORTGAGE OBLIGATIONS — 37.5% (Continued)	Coupon	Maturity	Par Value	Value
Non-Agency — 20.4% (Continued)
Wells Fargo Mortgage-Backed Securities, 144A, Series 2020-1-A1 (b)	3.000%	12/25/49	$1,270,953	$1,291,557
Wells Fargo Mortgage-Backed Securities, 144A, Series 2020-01-A3 (b)	3.000%	12/25/49	83,719	83,912
				26,820,595

Total Collateralized Mortgage Obligations (Cost $48,932,158)				$49,149,109

CORPORATE BONDS — 44.7%	Coupon	Maturity	Par Value	Value
Communications — 2.0%
Expedia Group, Inc.	4.500%	08/15/24	$1,191,000	$1,295,958
Sprint Spectrum Company, LLC, 144A	4.738%	03/20/25	1,293,750	1,382,307
				2,678,265
Consumer Discretionary — 5.3%
AutoNation, Inc.	3.500%	11/15/24	1,240,000	1,329,359
Ford Motor Credit Company, LLC	1.360%	02/15/23	675,000	675,011
Ford Motor Credit Company, LLC (b)	4.140%	02/15/23	400,000	413,500
Lennar Corporation	4.875%	12/15/23	1,193,000	1,289,191
McDonald’s Corporation, Series MTN	3.375%	05/26/25	1,217,000	1,316,910
MDC Holdings, Inc.	5.500%	01/15/24	800,000	868,000
Toll Brothers Finance Corporation	4.375%	04/15/23	1,000,000	1,042,500
				6,934,471
Energy — 2.0%
Devon Energy Corporation, 144A	5.250%	09/15/24	1,175,000	1,303,837
Grey Oak Pipeline, LLC, 144A	2.000%	09/15/23	1,301,000	1,326,004
				2,629,841
Financials — 20.9%
AerCap Ireland Capital D.A.C.	4.500%	09/15/23	1,225,000	1,306,955
Ally Financial, Inc.	3.875%	05/21/24	1,222,000	1,317,621
Antares Holdings, L.P., 144A	6.000%	08/15/23	1,248,000	1,356,543
Ares Capital Corporation	4.250%	03/01/25	1,213,000	1,308,238
Aspen Insurance Holdings Ltd.	4.650%	11/15/23	1,148,000	1,244,284
Athene Global Funding, 144A	2.750%	06/25/24	1,265,000	1,332,862
Aviation Capital Group, LLC, 144A	4.125%	08/01/25	1,186,000	1,285,590
BGC Partners, Inc.	3.750%	10/01/24	1,275,000	1,356,230

OAKHURST SHORT DURATION BOND FUND
Schedule of Investments (Continued)

CORPORATE BONDS — 44.7% (Continued)	Coupon	Maturity	Par Value	Value
Financials — 20.9% (Continued)
BlackRock Capital Investment Corporation	4.500%	04/01/22	$1,010,000	$1,030,200
BlackRock Capital Investment Corporation	5.000%	06/15/22	912,000	921,235
CIT Group, Inc.	5.000%	08/01/23	600,000	646,500
CIT Group, Inc.	4.750%	02/16/24	1,000,000	1,078,750
Fairfax Financial Holdings Ltd., 144A	4.875%	08/13/24	1,000,000	1,093,856
Fidelity & Guaranty Life Holdings, Inc., 144A	5.500%	05/01/25	1,152,000	1,321,756
First American Financial Corporation	4.300%	02/01/23	1,399,000	1,467,966
First Horizon National Corporation	3.550%	05/26/23	1,095,000	1,146,943
FS KKR Capital Corporation	4.625%	07/15/24	1,218,000	1,310,341
Goldman Sachs BDC, Inc.	3.750%	02/10/25	600,000	640,922
Goldman Sachs Group, Inc.	3.500%	01/23/25	1,079,000	1,162,506
Icahn Enterprises, L.P.	4.750%	09/15/24	1,000,000	1,036,837
Medallion Financial Corporation, 144A (d)	7.250%	02/26/26	1,175,000	1,166,188
Morgan Stanley	4.100%	05/22/23	873,000	925,431
Owl Rock Capital Corporation	5.250%	04/15/24	1,207,000	1,321,601
SLM Corporation	5.125%	04/05/22	595,000	602,437
				27,381,792
Health Care — 0.8%
Fresenius US Finance II, Inc., 144A	4.500%	01/15/23	1,030,000	1,074,974

Industrials — 6.0%
Air Canada Pass-Through Certificates, 144A, Series 2015-1B	3.875%	09/15/24	1,148,010	1,161,293
Air Canada Pass-Through Certificates, 144A, Series 2013-1A	4.125%	11/15/26	820,850	840,321
American Airlines Group Pass-Through Certificates, Series 2014-1B	4.375%	04/01/24	827,828	823,086
American Airlines Group Pass-Through Certificates, Series 2013-1A	4.000%	01/15/27	474,709	461,760
Continental Airlines Pass-Through Certificates, Series 2007-1A	5.983%	10/19/23	809,285	821,945

OAKHURST SHORT DURATION BOND FUND
Schedule of Investments (Continued)

CORPORATE BONDS — 44.7% (Continued)	Coupon	Maturity	Par Value	Value
Industrials — 6.0% (Continued)
Delta Air Lines Pass-Through Certificates, Series 2019-1A	3.404%	10/25/25	$146,000	$150,249
Ryder System, Inc., Series MTN	4.625%	06/01/25	1,141,000	1,282,767
Southwest Airlines Company	5.250%	05/04/25	1,160,000	1,314,830
United Airlines Pass-Through Certificates, Series 2020-1A	5.875%	04/15/29	973,849	1,086,471
				7,942,722
Real Estate — 2.0%
American Tower Corporation	4.000%	06/01/25	1,207,000	1,326,096
CyrusOne, L.P.	2.900%	11/15/24	1,275,000	1,336,429
				2,662,525
Technology — 4.2%
Dell International, LLC	5.850%	07/15/25	1,095,000	1,279,379
Hewlett Packard Enterprise Company	4.450%	10/02/23	894,000	961,863
Infor, Inc., 144A	1.450%	07/15/23	1,000,000	1,011,506
Microchip Technology, Inc., 144A	0.972%	02/15/24	1,290,000	1,291,523
Synnex Corporation, 144A	1.250%	08/09/24	919,000	919,534
				5,463,805
Utilities — 1.5%
Elwood Energy, LLC	8.159%	07/05/26	630,469	674,601
NSG Holdings, LLC, 144A	7.750%	12/15/25	1,157,472	1,247,176
				1,921,777

Total Corporate Bonds (Cost $57,543,642)				$58,690,172

OAKHURST SHORT DURATION BOND FUND
Schedule of Investments (Continued)

MONEY MARKET FUNDS — 1.8%	Shares	Value
Invesco Short-Term Investments Trust - Institutional Class, 0.01% (e) (Cost $2,443,752)	2,443,752	$2,443,752

Total Investments at Value — 95.0% (Cost $123,217,210)		$124,622,663

Other Assets in Excess of Liabilities — 5.0%		6,522,607

Net Assets — 100.0%		$131,145,270

144A - Security was purchased in a transaction exempt from registration in compliance with Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid under procedures approved by the Board of Trustees. The total value of such securities is $42,516,074 as of August 31, 2021, representing 32.4% of net assets.

COF 11 - Cost of funds for the 11th District of San Francisco.

H15T1Y - U.S. Treasury yield curve rate for U.S. Treasury note with a constant maturity of 1 year.

LIBOR - London Interbank Offered Rate.

(a)	Percentage rounds to less than 0.1%.

(b)	Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of August 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

(c)	Step Coupon. Rate shown is the coupon in effect as of August 31, 2021.

(d)	Illiquid security. Total value of illiquid securities held as of August 31, 2021 was $1,166,190, representing 0.9% of net assets.

(e)	The rate shown is the 7-day effective yield as of August 31, 2021.

See accompanying notes to financial statements.

OAKHURST SHORT DURATION
HIGH YIELD CREDIT FUND
Schedule of Investments
August 31, 2021

ASSET-BACKED SECURITIES — 2.1%	Coupon	Maturity	Par Value	Value
Coinstar Funding, LLC, 144A, Series 2017-1A-A2	5.216%	04/25/47	$550,563	$552,354
Focus Brands Funding, LLC, 144A, Series 2018-1-A-2	5.184%	10/30/48	486,250	507,830
NPR Finance Ltd., Series 2019-2A-C1	6.441%	11/19/49	999,238	947,992
Total Asset-Backed Securities (Cost $1,891,175)				$2,008,176

CORPORATE BONDS — 94.7%	Coupon	Maturity	Par Value	Value
Communications — 7.1%
CB Escrow Corporation, 144A	8.000%	10/15/25	$600,000	$627,564
Centerfield Media Parent, Inc., 144A	6.625%	08/01/26	1,000,000	1,027,210
CSC Holdings, LLC	5.250%	06/01/24	500,000	539,375
Hughes Satellite Systems Corporation	6.625%	08/01/26	1,015,000	1,153,294
Scripps Escrow, Inc., 144A	5.875%	07/15/27	1,000,000	1,026,540
Sprint Corporation	7.125%	06/15/24	500,000	575,000
Summer (BC) BidCo B, LLC, 144A	5.500%	10/31/26	1,200,000	1,216,500
Zayo Group Holdings, Inc., 144A	4.000%	03/01/27	1,000,000	988,700
				7,154,183
Consumer Discretionary — 16.3%
Arrow BidCo, LLC, 144A	9.500%	03/15/24	1,000,000	1,025,000
Bally’s Corporation, 144A	6.750%	06/01/27	1,200,000	1,297,500
Beazer Homes USA, Inc.	6.750%	03/15/25	545,000	562,713
Caesars Report Collection, LLC, 144A	5.250%	10/15/25	1,000,000	1,014,200
Carnival Corporation	7.200%	10/01/23	1,000,000	1,067,500
Carvana Company, 144A	5.625%	10/01/25	1,000,000	1,040,000
Dave & Buster’s, Inc., 144A	7.625%	11/01/25	1,200,000	1,272,000
Ford Motor Credit Company, LLC, Series GMTN	4.389%	01/08/26	500,000	536,250
Golden Nugget, Inc., 144A	6.750%	10/15/24	1,000,000	1,002,300
Live Nation Entertainment, Inc., 144A	5.625%	03/15/26	800,000	833,680
MGM Resorts International, Inc.	4.625%	09/01/26	1,000,000	1,055,300
NCL Corporation Ltd., 144A	3.625%	12/15/24	1,200,000	1,134,000
New Home Company, Inc. (The), 144A	7.250%	10/15/25	1,200,000	1,269,000
New Red Finance, Inc., 144A	5.750%	04/15/25	500,000	526,875

OAKHURST SHORT DURATION
HIGH YIELD CREDIT FUND
Schedule of Investments (Continued)

CORPORATE BONDS — 94.7% (Continued)	Coupon	Maturity	Par Value	Value
Consumer Discretionary — 16.3% (Continued)
Royal Caribbean Cruises Ltd., 144A	11.500%	06/01/25	$476,000	$547,995
Station Casinos, LLC, 144A	5.000%	10/01/25	316,000	319,555
Washington Multifamily Acquisition I, 144A	5.750%	04/15/26	1,000,000	1,046,280
White Cap Parent, LLC, 144A (a)	8.250%	03/15/26	1,000,000	1,035,000
				16,585,148
Consumer Staples — 1.8%
99 Escrow Issuer, Inc., 144A	7.500%	01/15/26	600,000	565,500
Avon Products, Inc.	7.000%	03/15/23	525,000	559,125
Chobani, LLC, 144A	7.500%	04/15/25	702,000	733,450
				1,858,075
Energy — 13.7%
Antero Midstream Partners, L.P., 144A	7.875%	05/15/26	1,000,000	1,101,250
Ascent Resources Utica Holdings, LLC, 144A	7.000%	11/01/26	1,200,000	1,222,500
Chesapeake Energy Corporation, 144A	5.500%	02/01/26	1,000,000	1,045,700
Covey Park Energy, LLC, 144A	7.500%	05/15/25	1,000,000	1,035,000
Devon Energy Corporation, 144A	5.250%	09/15/24	600,000	665,789
EnLink Midstream Partners, L.P.	4.850%	07/15/26	1,000,000	1,040,740
FS Energy and Power Fund, 144A	7.500%	08/15/23	1,000,000	1,038,750
New Fortress Energy, Inc., 144A	6.500%	09/30/26	1,200,000	1,206,240
Newfield Exploration Company	5.375%	01/01/26	600,000	678,428
Nustar Logistics, L.P.	5.625%	04/28/27	1,000,000	1,063,515
Occidental Petroleum Corporation	3.200%	08/15/26	700,000	722,036
Rattler Midstream, L.P., 144A	5.625%	07/15/25	1,000,000	1,050,000
Rockies Express Pipeline, LLC, 144A	3.600%	05/15/25	1,000,000	1,029,230
Sunnova Energy Corporation, 144A	5.875%	09/01/26	1,000,000	1,007,200
				13,906,378
Financials — 20.1%
Acrisure, LLC, 144A	7.000%	11/15/25	1,200,000	1,222,500
Antares Holdings, L.P.	3.950%	07/15/26	1,000,000	1,068,143
Apollo Investment Corporation	5.250%	03/03/25	1,000,000	1,049,506
BlackRock Capital Investment Corporation	5.000%	06/15/22	600,000	606,076
Credit Acceptance Corporation, 144A	5.125%	12/31/24	785,000	808,550

OAKHURST SHORT DURATION
HIGH YIELD CREDIT FUND
Schedule of Investments (Continued)

CORPORATE BONDS — 94.7% (Continued)	Coupon	Maturity	Par Value	Value
Financials — 20.1% (Continued)
Enova International, Inc., 144A	8.500%	09/15/25	$1,000,000	$1,032,500
Finance of America Funding, LLC, 144A	7.875%	11/15/25	1,000,000	970,000
Fly Leasing Ltd., 144A	7.000%	10/15/24	1,000,000	1,000,000
Fortress Transportation and Infrastructure Investors, LLC, 144A	6.500%	10/01/25	1,012,000	1,042,360
Genworth Mortgage Holdings, Inc., 144A	6.500%	08/15/25	800,000	864,000
Icahn Enterprises, L.P.	6.250%	05/15/26	800,000	843,000
INTL FCStone, Inc., 144A	8.625%	06/15/25	850,000	919,700
Ladder Capital Finance Holdings, LLLP, 144A	5.250%	10/01/25	800,000	810,000
MBIA, Inc.	7.000%	12/15/25	1,000,000	1,067,500
Medallion Financial Corporation, 144A (b)	7.250%	02/26/26	700,000	694,750
New York Community Bancorp, Inc.	5.900%	11/06/28	707,000	766,928
Oppenheimer Holdings, Inc.	5.500%	10/01/25	1,000,000	1,052,500
Oxford Finance, LLC, 144A	6.375%	12/15/22	600,000	605,508
PRA Group, Inc., 144A	7.375%	09/01/25	949,000	1,013,057
SLM Corporation	5.125%	04/05/22	326,000	330,075
Starwood Property Trust	5.000%	12/15/21	600,000	600,480
TMX Finance LLC, 144A	11.125%	04/01/23	1,015,000	1,035,300
United Shore Financial Services, LLC, 144A	5.500%	11/15/25	1,000,000	1,025,000
				20,427,433
Health Care — 9.0%
Akumin, Inc., 144A	7.000%	11/01/25	1,200,000	1,132,080
Global Medical Response, Inc., 144A	6.500%	10/01/25	987,000	1,017,844
Heartland Dental, LLC, 144A	8.500%	05/01/26	1,003,000	1,040,612
Magellan Health, Inc.	4.900%	09/22/24	500,000	550,000
Prime Healthcare Services, Inc., 144A	7.250%	11/01/25	1,000,000	1,070,000
Providence Service Corporation (The), 144A	5.875%	11/15/25	1,000,000	1,062,500
RP Escrow Issuer, LLC, 144A	5.250%	12/15/25	1,000,000	1,023,437

OAKHURST SHORT DURATION
HIGH YIELD CREDIT FUND
Schedule of Investments (Continued)

CORPORATE BONDS — 94.7% (Continued)	Coupon	Maturity	Par Value	Value
Health Care — 9.0% (Continued)
Surgery Center Holdings, Inc., 144A	6.750%	07/01/25	$991,000	$1,008,660
U.S. Acute Care Solutions, LLC, 144A	6.375%	03/01/26	1,210,000	1,258,400
				9,163,533
Industrials — 14.2%
Air Canada Pass-Through Certificates, 144A, Series 2015-1B	3.875%	09/15/24	73,215	74,062
Air Canada Pass-Through Certificates, 144A, Series 2017-1B	3.700%	01/15/26	687,984	673,481
Air Canada Pass-Through Certificates, 144A, Series 2013-1A	4.125%	11/15/26	603,755	618,076
American Airlines Group Pass-Through Certificates, Series 2014-1-B	4.375%	04/01/24	1,470,563	1,462,138
American Airlines Group Pass-Through Certificates, Series 2013-2-A	4.950%	07/15/24	186,994	191,119
American Airlines Group Pass-Through Certificates, Series 2017-1B	4.950%	08/15/26	969,600	955,604
American Airlines Group, Inc., 144A	5.000%	06/01/22	975,000	983,531
Brundage-Bone Concrete Pumping, 144A	6.000%	02/01/26	1,000,000	1,043,750
Continental Airlines Pass-Through Certificates, Series 2007-1A	5.983%	10/19/23	50,244	51,030
Covanta Holding Corporation	5.875%	07/01/25	490,000	505,925
Doric Nimrod Air Finance Alpha Ltd., 144A, Series 2012-1	5.125%	11/30/24	1,164,582	1,168,950
GardaWorld Security Corporation, 144A	4.625%	02/15/27	1,200,000	1,203,000
PowerTeam Services, LLC, 144A	9.033%	12/04/25	1,175,000	1,283,687
Stena International S.A., 144A	6.125%	02/01/25	800,000	827,000
U.S. Airways Pass-Through Certificates, Series 2013-1B	5.375%	05/15/23	285,090	285,515
Uber Technologies, Inc., 144A	7.500%	05/15/25	700,000	746,375
United Airlines, Inc., Series 2016-1B	3.650%	07/07/27	504,167	503,986

OAKHURST SHORT DURATION
HIGH YIELD CREDIT FUND
Schedule of Investments (Continued)

CORPORATE BONDS — 94.7% (Continued)	Coupon	Maturity	Par Value	Value
Industrials — 14.2% (Continued)
United Airlines, Inc., Series 2018-1B	4.600%	09/01/27	$287,045	$296,632
Waste Pro USA, Inc., 144A	5.500%	02/15/26	1,000,000	1,019,160
XPO Logistics, Inc., 144A	6.250%	05/01/25	500,000	528,125
				14,421,146
Materials — 3.8%
First Quantum Minerals Ltd., 144A	6.875%	03/01/26	1,000,000	1,044,976
Neon Holdings, Inc., 144A	10.125%	04/01/26	900,000	970,875
Pactiv, LLC	7.950%	12/15/25	715,000	811,525
Taseko Mines Ltd., 144A	7.000%	02/15/26	1,000,000	1,028,560
				3,855,936
Real Estate — 5.3%
Brookfield Property Partners, L.P., 144A	5.750%	05/15/26	1,000,000	1,033,750
iStar, Inc.	4.250%	08/01/25	795,000	828,788
New Residential Investment Corporation, 144A	6.250%	10/15/25	1,200,000	1,203,000
NewMark Group, Inc.	6.125%	11/15/23	600,000	651,000
Park Intermediate Holdings, LLC, 144A	7.500%	06/01/25	600,000	642,000
Service Properties Trust	5.250%	02/15/26	1,000,000	1,025,000
				5,383,538
Technology — 2.2%
CommScope Technologies, LLC, 144A	6.000%	06/15/25	572,000	581,724
Dell International, LLC, 144A	7.125%	06/15/24	600,000	612,750
LogMeIn, Inc., 144A	5.500%	09/01/27	1,000,000	1,037,500
				2,231,974
Utilities — 1.2%
Elwood Energy, LLC	8.159%	07/05/26	30,263	32,381
NSG Holdings, LLC, 144A	7.750%	12/15/25	1,054,841	1,136,591
				1,168,972

Total Corporate Bonds (Cost $94,573,862)				$96,156,316

OAKHURST SHORT DURATION
HIGH YIELD CREDIT FUND
Schedule of Investments (Continued)

MONEY MARKET FUNDS — 1.9%	Shares	Value
Invesco Short-Term Investments Trust - Institutional Class, 0.01% (c) (Cost $1,942,103)	1,942,103	$1,942,103

Total Investments at Value — 98.7% (Cost $98,407,140)		$100,106,595

Other Assets in Excess of Liabilities — 1.3%		1,326,200

Net Assets — 100.0%		$101,432,795

144A - Security was purchased in a transaction exempt from registration in compliance with Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid under procedures approved by the Board of Trustees. The total value of such securities is $72,128,373 as of August 31, 2021, representing 71.1% of net assets.

LIBOR - London Interbank Offered Rate.

(a)	Payment-in-Kind bond. The rate shown is the coupon rate of 8.25% and the payment-in-kind rate of 0.75%.

(b)	Illiquid security. Total value of illiquid securities held as of August 31, 2021 was $694,750, representing 0.7% of net assets.

(c)	The rate shown is the 7-day effective yield as of August 31, 2021.

See accompanying notes to financial statements.

F/m FUNDS TRUST
Statements of Assets and Liabilities
August 31, 2021

			Oakhurst Short
		Oakhurst Short	Duration High
	Oakhurst Fixed	Duration Bond	Yield Credit
	Income Fund	Fund	Fund
ASSETS
Investments in securities:
At cost	$123,185,959	$123,217,210	$98,407,140
At value (Note 2)	$125,673,926	$124,622,663	$100,106,595
Receivable for capital shares sold	39,690	6,986,016	53,146
Dividends and interest receivable	742,036	777,726	1,708,148
Other assets	19,328	19,734	11,612
TOTAL ASSETS	126,474,980	132,406,139	101,879,501

LIABILITIES
Dividends payable	164,832	97,162	345,887
Payable for capital shares redeemed	21,043	54,825	3,311
Payable for investment securities purchased	—	1,033,743	—
Payable to Adviser (Note 4)	39,469	39,167	62,378
Payable to administrator (Note 4)	13,330	12,735	11,200
Other accrued expenses	26,442	23,237	23,930
TOTAL LIABILITIES	265,116	1,260,869	446,706

NET ASSETS	$126,209,864	$131,145,270	$101,432,795

Net assets consist of:
Paid-in capital	$122,802,916	$130,991,308	$101,715,426
Accumulated earnings (deficit)	3,406,948	153,962	(282,631)
NET ASSETS	$126,209,864	$131,145,270	$101,432,795

PRICING OF INSTITUTIONAL SHARES (NOTE 1)
Net assets applicable to Institutional Shares	$126,209,864	$131,145,270	$101,432,795
Shares of Institutional Shares outstanding (unlimited number of shares authorized, no par value)	12,275,709	13,122,875	10,082,073
Net asset value, offering and redemption price per share (Note 2)	$10.28	$9.99	$10.06

See accompanying notes to financial statements.

F/m FUNDS TRUST
Statements of Operations
For the Year Ended August 31, 2021

			Oakhurst Short
		Oakhurst Short	Duration High
	Oakhurst Fixed	Duration Bond	Yield Credit
	Income Fund	Fund	Fund
INVESTMENT INCOME
Interest	$2,698,715	$2,875,557	$3,603,303
Dividends	254	323	221
TOTAL INCOME	2,698,969	2,875,880	3,603,524

EXPENSES
Investment advisory fees (Note 4)	656,937	476,736	475,789
Administration fees (Note 4)	98,897	101,824	50,907
Registration and filing fees	47,573	49,370	37,030
Fund accounting fees (Note 4)	43,163	43,641	36,365
Trustees’ fees (Note 4)	36,686	36,686	36,686
Pricing costs	41,839	44,886	18,483
Insurance expense	29,230	37,802	13,385
Custodian and bank service fees	30,281	26,765	11,424
Audit and tax services fees	18,760	18,760	18,760
Transfer agent fees (Note 4)	16,500	12,000	12,000
Legal fees	12,268	12,268	12,268
Compliance service fees (Note 4)	12,000	12,000	12,000
Other expenses	14,901	14,226	13,883
TOTAL EXPENSES	1,059,035	886,964	748,980
Less fee reductions/waivers by the Adviser (Note 4)	(270,710)	(69,712)	(146,315)
NET EXPENSES	788,325	817,252	602,665

NET INVESTMENT INCOME	1,910,644	2,058,628	3,000,859

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from investment transactions	1,619,096	1,486,440	972,261
Net change in unrealized appreciation (depreciation) on investments	(1,963,767)	(383,467)	1,047,774
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(344,671)	1,102,973	2,020,035

NET INCREASE IN NET ASSETS FROM OPERATIONS	$1,565,973	$3,161,601	$5,020,894

See accompanying notes to financial statements.

OAKHURST FIXED INCOME FUND
Statements of Changes in Net Assets

	Year Ended	Year Ended
	August 31,	August 31,
	2021	2020
FROM OPERATIONS
Net investment income	$1,910,644	$1,886,141
Net realized gains from investment transactions	1,619,096	1,353,621
Long-term capital gain distribution from regulated investment companies	—	37
Net change in unrealized appreciation (depreciation) on investments	(1,963,767)	1,501,729
Net increase in net assets from operations	1,565,973	4,741,528

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
Institutional Shares	(3,462,407)	(2,053,884)

FROM CAPITAL SHARE TRANSACTIONS
Institutional Shares
Proceeds from shares sold	78,011,415	26,132,160
Reinvestments of distributions to shareholders	918,130	546,468
Payments for shares redeemed	(47,251,409)	(9,574,735)
Net increase in net assets from capital share transactions	31,678,136	17,103,893

TOTAL INCREASE IN NET ASSETS	29,781,702	19,791,537

NET ASSETS
Beginning of year	96,428,162	76,636,625
End of year	$126,209,864	$96,428,162

CAPITAL SHARE ACTIVITY
Institutional Shares
Shares sold	7,521,975	2,573,391
Shares issued in reinvestment of distributions to shareholders	89,271	54,269
Shares redeemed	(4,604,183)	(946,430)
Net increase in shares outstanding	3,007,063	1,681,230
Shares outstanding, beginning of year	9,268,646	7,587,416
Shares outstanding, end of year	12,275,709	9,268,646

See accompanying notes to financial statements.

OAKHURST SHORT DURATION BOND FUND
Statements of Changes in Net Assets

	Year Ended	Year Ended
	August 31,	August 31,
	2021	2020
FROM OPERATIONS
Net investment income	$2,058,628	$2,313,085
Net realized gains from investment transactions	1,486,440	476,023
Long-term capital gain distribution from regulated investment companies	—	35
Net change in unrealized appreciation (depreciation) on investments	(383,467)	440,654
Net increase in net assets from operations	3,161,601	3,229,797

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
Institutional Shares	(2,894,249)	(2,710,379)

FROM CAPITAL SHARE TRANSACTIONS
Institutional Shares
Proceeds from shares sold	88,126,252	40,857,841
Reinvestments of distributions to shareholders	874,879	956,231
Payments for shares redeemed	(83,946,474)	(29,485,911)
Net increase in net assets from capital share transactions	5,054,657	12,328,161

TOTAL INCREASE IN NET ASSETS	5,322,009	12,847,579

NET ASSETS
Beginning of year	125,823,261	112,975,682
End of year	$131,145,270	$125,823,261

CAPITAL SHARE ACTIVITY
Institutional Shares
Shares sold	8,804,787	4,131,744
Shares issued in reinvestment of distributions to shareholders	87,455	96,442
Shares redeemed	(8,381,617)	(2,978,524)
Net increase in shares outstanding	510,625	1,249,662
Shares outstanding, beginning of year	12,612,250	11,362,588
Shares outstanding, end of year	13,122,875	12,612,250

See accompanying notes to financial statements.

OAKHURST SHORT DURATION
HIGH YIELD CREDIT FUND
Statements of Changes in Net Assets

	Year Ended	Year Ended
	August 31,	August 31,
	2021	2020
FROM OPERATIONS
Net investment income	$3,000,859	$2,249,120
Net realized gains (losses) from investment transactions	972,261	(2,211,175)
Long-term capital gain distribution from regulated investment companies	—	17
Net change in unrealized appreciation (depreciation) on investments	1,047,774	394,543
Net increase in net assets from operations	5,020,894	432,505

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
Institutional Shares	(3,025,838)	(2,240,751)

FROM CAPITAL SHARE TRANSACTIONS
Institutional Shares
Proceeds from shares sold	62,909,027	11,173,204
Reinvestments of distributions to shareholders	313,077	773,489
Payments for shares redeemed	(5,677,934)	(14,074,396)
Net increase (decrease) in net assets from capital share transactions	57,544,170	(2,127,703)

TOTAL INCREASE (DECREASE) IN NET ASSETS	59,539,226	(3,935,949)

NET ASSETS
Beginning of year	41,893,569	45,829,518
End of year	$101,432,795	$41,893,569

CAPITAL SHARE ACTIVITY
Institutional Shares
Shares sold	6,274,844	1,182,727
Shares issued in reinvestment of distributions to shareholders	31,499	78,981
Shares redeemed	(570,682)	(1,519,090)
Net increase (decrease) in shares outstanding	5,735,661	(257,382)
Shares outstanding, beginning of year	4,346,412	4,603,794
Shares outstanding, end of year	10,082,073	4,346,412

See accompanying notes to financial statements.

OAKHURST FIXED INCOME FUND
INSTITUTIONAL SHARES
Financial Highlights

Per share data for a share outstanding throughout each year:

	Year		Year	Year	Year		Year
	Ended		Ended	Ended	Ended		Ended
	Aug. 31,		Aug. 31,	Aug. 31,	Aug. 31,		Aug. 31,
	2021		2020	2019	2018		2017
Net asset value at beginning of year	$10.40		$10.10	$9.60	$9.91		$9.97
Income (loss) from investment operations:
Net investment income	0.15		0.22	0.28	0.27		0.25
Net realized and unrealized gains (losses) on investments	(0.00	) (a)	0.32	0.51	(0.27)		(0.00	) (a)
Total from investment operations	0.15		0.54	0.79	(0.00	) (a)	0.25
Less distributions from:
Net investment income	(0.21)		(0.24)	(0.29)	(0.29)		(0.28)
Net realized gains on investments	(0.06)		—	—	(0.02)		(0.03)
Total distributions	(0.27)		(0.24)	(0.29)	(0.31)		(0.31)
Net asset value at end of year	$10.28		$10.40	$10.10	$9.60		$9.91
Total return (b)	1.42%		5.45%	8.42%	0.01%		2.51%
Net assets at end of year (000’s)	$126,210		$96,428	$76,637	$60,020		$62,800
Ratio of total expenses to average net assets (c)	0.80%		0.87%	0.94%	0.95%		0.95%
Ratio of net expenses to average net assets	0.60%		0.60%	0.60%	0.60%		0.60%
Ratio of net investment income to average net assets	1.45%		2.20%	2.92%	2.77%		2.53%
Portfolio turnover rate	52%		43%	36%	46%		37%

(a)	Rounds to less than $0.01 per share.

(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Had the Adviser not reduced/waived its fees, the total returns would have been lower.

(c)	Ratios were determined based on expenses prior to any fee reductions/waivers by the Adviser (Note 4).

See accompanying notes to financial statements.

OAKHURST SHORT DURATION BOND FUND
INSTITUTIONAL SHARES
Financial Highlights

Per share data for a share outstanding throughout each year:

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	Aug. 31,	Aug. 31,	Aug. 31,	Aug. 31,	Aug. 31,
	2021	2020	2019	2018	2017
Net asset value at beginning of year	$9.98	$9.94	$9.80	$9.97	$9.99
Income (loss) from investment operations:
Net investment income	0.15	0.22	0.24	0.21	0.18
Net realized and unrealized gains (losses) on investments	0.07	0.07	0.18	(0.14)	0.03
Total from investment operations	0.22	0.29	0.42	0.07	0.21
Less distributions from:
Net investment income	(0.21)	(0.25)	(0.28)	(0.24)	(0.23)
Net asset value at end of year	$9.99	$9.98	$9.94	$9.80	$9.97
Total return (a)	2.26%	2.95%	4.31%	0.73%	2.15%
Net assets at end of year (000’s)	$131,145	$125,823	$112,976	$128,254	$127,653
Ratio of total expenses to average net assets (b)	0.65%	0.68%	0.63%	0.65%	0.66%
Ratio of net expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income to average net assets	1.51%	2.13%	2.48%	2.09%	1.82%
Portfolio turnover rate	102%	70%	47%	51%	55%

(a)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Had the Adviser not reduced/waived its fees, the total returns would have been lower.

(b)	Ratios were determined based on expenses prior to any fee reductions/waivers by the Adviser (Note 4).

See accompanying notes to financial statements.

OAKHURST SHORT DURATION
HIGH YIELD CREDIT FUND
INSTITUTIONAL SHARES
Financial Highlights

Per share data for a share outstanding throughout each year:

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	Aug. 31,	Aug. 31,	Aug. 31,	Aug. 31,	Aug. 31,
	2021	2020	2019	2018	2017
Net asset value at beginning of year	$9.64	$9.95	$10.00	$10.28	$10.02
Income (loss) from investment operations:
Net investment income	0.47	0.52	0.52	0.52	0.58
Net realized and unrealized gains (losses) on investments	0.42	(0.31)	(0.05)	(0.21)	0.26
Total from investment operations	0.89	0.21	0.47	0.31	0.84
Less distributions from:
Net investment income	(0.47)	(0.52)	(0.52)	(0.52)	(0.58)
Net realized gains on investments	—	—	—	(0.07)	—
Total distributions	(0.47)	(0.52)	(0.52)	(0.59)	(0.58)
Net asset value at end of year	$10.06	$9.64	$9.95	$10.00	$10.28
Total return (a)	9.45%	2.27%	4.87%	3.08%	8.63%
Net assets at end of year (000’s)	$101,433	$41,894	$45,830	$41,730	$44,897
Ratio of total expenses to average net assets (b)	1.18%	1.29%	1.25%	1.25%	1.29%
Ratio of net expenses to average net assets	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income to average net assets	4.72%	5.38%	5.29%	5.08%	5.69%
Portfolio turnover rate	60%	113%	86%	78%	108%

(a)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Had the Adviser not reduced/waived its fees, the total returns would have been lower.

(b)	Ratios were determined based on expenses prior to any fee reductions/waivers by the Adviser (Note 4).

See accompanying notes to financial statements.

F/m FUNDS TRUST
Notes to Financial Statements
August 31, 2021

1.	Organization

Oakhurst Fixed Income Fund (formerly First Western Fixed Income Fund), Oakhurst Short Duration Bond Fund (formerly First Western Short Duration Bond Fund) and Oakhurst Short Duration High Yield Credit Fund (formerly First Western Short Duration High Yield Credit Fund) (individually, a “Fund,” and, collectively, the “Funds”) are each a diversified series of the F/m Funds Trust (formerly First Western Funds Trust) (the “Trust”), an open-end management investment company established as an Ohio business trust under a Declaration of Trust dated April 2, 2012.

The investment objective of Oakhurst Fixed Income Fund is total return.

The investment objective of Oakhurst Short Duration Bond Fund is to seek a high level of income consistent with preservation of capital and liquidity.

The investment objective of Oakhurst Short Duration High Yield Credit Fund is to seek a high level of income and capital appreciation.

Each Fund has registered two classes of shares, Institutional shares and Retail shares. As of the date of this report, Retail shares of each Fund are not currently offered. When both classes of each Fund are offered, each share class will represent an ownership interest in the corresponding Fund’s investment portfolio.

2.	Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies used in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Funds follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

Accounting Pronouncement – In March 2020, the FASB issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), “Reference Rate Reform (Topic 840): Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides entities with optional guidance to ease the potential accounting burden associated with transitioning away from reference rates (e.g., LIBOR) that are expected to be discontinued. ASU 2020-04 allows, among other things, certain contract modifications to be accounted for as a continuation of the existing contract. This ASU was effective upon issuance and its optional relief can be applied through December 31, 2022. The Funds will consider this optional guidance prospectively, if applicable. The impact of the ASU is not expected to be material to the Funds.

F/m FUNDS TRUST
Notes to Financial Statements (Continued)

Securities valuation – Securities are generally valued at fair value using prices provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”). The independent pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining these prices. The methods used by the independent pricing service and the quality of valuations so established are reviewed by Oakhurst Capital Management, LLC (the “Adviser”) under the general supervision of the Board.

In the event that market prices are not readily available or are considered unreliable due to market or other events, the Funds value their securities and other assets at fair value using procedures approved by the Board.

Investments in registered investment companies, including money market funds, are reported at their respective net asset values (“NAVs”) as reported by those companies.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – unadjusted quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

Fixed income securities held by the Funds are typically classified as Level 2 since values are typically provided by an independent pricing service that utilizes various “other significant observable inputs,” including benchmark yields, reported trades, broker dealer quotes, issuer spreads, benchmark securities, bids, offers, reference data and industry and market events. The inputs or methodology used are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is based on the lowest level input that is significant to the fair value measurement.

F/m FUNDS TRUST
Notes to Financial Statements (Continued)

The following is a summary of each Fund’s investments based on inputs used to value the investments as of August 31, 2021:

Oakhurst Fixed Income Fund

	Level 1	Level 2	Level 3	Total
U.S. Government & Agencies	$—	$21,644,158	$—	$21,644,158
Municipal Bonds	—	480,425	—	480,425
Asset-Backed Securities	—	6,850,697	—	6,850,697
Collateralized Mortgage Obligations	—	37,187,975	—	37,187,975
Corporate Bonds	—	58,654,318	—	58,654,318
Money Market Funds	856,353	—	—	856,353
Total	$856,353	$124,817,573	$—	$125,673,926

Oakhurst Short Duration Bond Fund

	Level 1	Level 2	Level 3	Total
U.S. Government & Agencies	$—	$2,234,973	$—	$2,234,973
Municipal Bonds	—	873,123	—	873,123
Asset-Backed Securities	—	11,231,534	—	11,231,534
Collateralized Mortgage Obligations	—	49,149,109	—	49,149,109
Corporate Bonds	—	58,690,172	—	58,690,172
Money Market Funds	2,443,752	—	—	2,443,752
Total	$2,443,752	$122,178,911	$—	$124,622,663

Oakhurst Short Duration High Yield Credit Fund

	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$2,008,176	$—	$2,008,176
Corporate Bonds	—	96,156,316	—	96,156,316
Money Market Funds	1,942,103	—	—	1,942,103
Total	$1,942,103	$98,164,492	$—	$100,106,595

The Funds did not hold any derivative instruments or assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the year ended August 31, 2021.

Share valuation – The NAV per share of each class of each Fund is calculated daily by dividing the total value of the assets attributable to that class, less liabilities attributable to that class, by the number of shares outstanding of that class. The offering price and redemption price per share of each class of each Fund is equal to the NAV per share of such class.

F/m FUNDS TRUST
Notes to Financial Statements (Continued)

Common expenses – Common expenses of the Trust are allocated among the Funds based on relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund.

Investment income – Interest income is accrued as earned. Discounts and premiums on fixed income securities purchased are accreted or amortized using the effective interest method and recognized within interest income. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the security received.

Investment transactions – Investment transactions are accounted for on the trade date. Realized gains and losses on investments sold are determined on a specific identification basis.

Distributions to shareholders – Dividends from net investment income are declared and paid monthly to shareholders. Net realized capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid to shareholders during the years ended August 31, 2021 and 2020 was as follows:

	Ordinary	Long-Term	Total
Year Ended	Income	Capital Gains	Distributions
Oakhurst Fixed Income Fund:
August 31, 2021	$2,790,322	$664,970	$3,455,292
August 31, 2020	$1,968,345	$—	$1,968,345

Oakhurst Short Duration Bond Fund:
August 31, 2021	$3,004,318	$—	$3,004,318
August 31, 2020	$2,588,465	$—	$2,588,465

Oakhurst Short Duration High Yield Credit Fund:
August 31, 2021	$2,850,592	$—	$2,850,592
August 31, 2020	$2,144,495	$—	$2,144,495

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities

F/m FUNDS TRUST
Notes to Financial Statements (Continued)

as of the date of the financial statements and the reported amounts of increase (decrease) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal income tax – Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, the Funds intend to distribute their taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is provided in the Funds’ financial statements.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of August 31, 2021:

		Oakhurst Short	Oakhurst Short
	Oakhurst Fixed	Duration Bond	Duration High
	Income Fund	Fund	Yield Credit Fund
Tax cost of portfolio investments	$123,185,959	$123,217,210	$98,407,140
Gross unrealized appreciation	$3,195,517	$1,703,004	$2,107,561
Gross unrealized depreciation	(707,550)	(297,551)	(408,106)
Net unrealized appreciation on investments	2,487,967	1,405,453	1,699,455
Undistributed ordinary income	177,673	111,874	372,072
Undistributed long-term capital gains	906,140	—	—
Capital losses carryforwards	—	(1,266,203)	(2,008,271)
Distributions payable	(164,832)	(97,162)	(345,887)
Accumulated earnings (deficit)	$3,406,948	$153,962	$(282,631)

During the year ended August 31, 2021, Oakhurst Short Duration Bond Fund utilized $306,187 of short-term capital loss carryforwards and $366,549 of long-term capital loss carryforwards and Oakhurst Short Duration High Yield Credit Fund utilized $946,529 of short-term capital loss carryforwards and $12,688 of long-term capital loss carryforwards.

F/m FUNDS TRUST
Notes to Financial Statements (Continued)

As of August 31, 2021, the Funds had the following capital loss carryforwards for federal income tax purposes:

		Oakhurst Short	Oakhurst Short
	Oakhurst Fixed	Duration Bond	Duration High
	Income Fund	Fund	Yield Credit Fund
Short-term loss carryforwards	$—	$381,586	$1,166,414
Long-term loss carryforwards	—	884,617	841,857
Total	$—	$1,266,203	$2,008,271

These capital loss carryforwards may be carried forward indefinitely and are available to offset net realized capital gains in future years, thereby reducing future taxable capital gain distributions.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed each Fund’s tax positions taken on Federal income tax returns for all open tax years (generally, three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next year. Each Fund identifies its major tax jurisdiction as U.S. Federal.

3. Investment Transactions

During the year ended August 31, 2021, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, were as follows:

		Oakhurst Short	Oakhurst Short
	Oakhurst Fixed	Duration Bond	Duration High
	Income Fund	Fund	Yield Credit Fund
Purchases of investment securities	$66,153,806	$112,581,654	$93,923,504
Proceeds from sales and maturities of investment securities	$36,384,084	$91,447,821	$36,035,295

F/m FUNDS TRUST
Notes to Financial Statements (Continued)

During the year ended August 31, 2021, cost of purchases and proceeds from sales and maturities of U.S. government long-term securities were as follows:

		Oakhurst Short	Oakhurst Short
	Oakhurst Fixed	Duration Bond	Duration High
	Income Fund	Fund	Yield Credit Fund
Purchases of U.S. government long-term securities	$32,147,135	$19,543,146	$—

Proceeds from sales and maturities of U.S. government securities	$29,892,953	$40,948,704	$—

4.	Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENTS

On September 18, 2020, First Western Financial, Inc., the parent company of First Western Capital Management Company, the investment adviser of the Funds until November 16, 2020 (the “Previous Adviser”), entered into an agreement with Lido Advisors, LLC (“Lido”) and Lido’s affiliate Oakhurst Advisors, LLC (“Oakhurst”) to sell its Los Angeles based fixed-income portfolio management team and its mutual fund business to Lido and Oakhurst.

In connection with this sale, the investment advisory agreements between the Trust, on behalf of each Fund, and the Previous Adviser were terminated, effective November 16, 2020, and the Trust’s Board appointed F/m Investments, LLC, d/b/a Oakhurst Capital Advisors, as the interim investment adviser to each of the Trust’s Funds (the “Interim Adviser”) pursuant to interim investment advisory agreements, effective on that date. On December 29, 2020, following approval by each Fund’s shareholders on December 28, 2020, Oakhurst Capital Management, LLC, a joint venture between Lido and F/m Investments, LLC, became the new investment adviser to the Trust’s Funds (the “Adviser”) under investment advisory agreements between the Trust, on behalf of each Fund, and the Adviser.

On June 15, 2021, Lido entered into a strategic partnership with Charlesbank Capital Partners, which resulted in a change in “control” of Lido and the automatic termination of the investment advisory agreements between the Adviser and the Trust, and the automatic termination of the sub-advisory agreements among F/m Investments, LLC, d/b/a Oakhurst Capital Advisors (the “Sub-Adviser”), the Adviser and the Trust, on behalf of each Fund. In light of the change in control, the Board, including the Independent Trustees voting separately, reviewed and approved the current Adviser, Oakhurst Capital Management, LLC, as the investment adviser to the Funds under the terms and conditions of new investment advisory agreements and the current Sub-Adviser, F/m Investments, LLC, as the sub-adviser to the

F/m FUNDS TRUST
Notes to Financial Statements (Continued)

Funds under the terms and conditions of new sub-advisory agreements having the same material terms and fee arrangements as the previous advisory agreements and the previous sub-advisory agreements. The agreements were approved by the Board at a meeting held on August 2, 2021, at which all the Independent Trustees were present in person and by shareholders at a Special Meeting held on September 14, 2021.

ADVISORY AGREEMENT WITH PREVIOUS ADVISER

Prior to November 16, 2020, the Funds’ investments were managed by the Previous Adviser pursuant to the terms of the investment advisory agreement between the Trust and the Previous Adviser (the “Previous Advisory Agreements.”) Under the terms of the Previous Advisory Agreements between the Trust, on behalf of the Oakhurst Fixed Income Fund (the “Fixed Income Fund”), and the Previous Adviser, the Fixed Income Fund paid the Previous Adviser a fee, which was computed and accrued daily and paid monthly, at the annual rate of 0.50% of its average daily net assets. Under the terms of the Previous Advisory Agreements between the Trust, on behalf of the Oakhurst Short Duration Bond Fund (the “Short Duration Bond Fund”), and the Previous Adviser, the Short Duration Bond Fund paid the Previous Adviser a fee, which was computed and accrued daily and paid monthly, at the annual rate of 0.35% of its average daily net assets. Under the terms of the Previous Advisory Agreements between the Trust, on behalf of the Oakhurst Short Duration High Yield Credit Fund (the “High Yield Credit Fund”), and the Previous Adviser, the High Yield Credit Fund paid the Previous Adviser a fee, which was computed and accrued daily and paid monthly, at the annual rate of 0.75% of its average daily net assets.

Pursuant to Expense Limitation Agreements between the Trust, on behalf of each Fund, and the Previous Adviser, the Previous Adviser had agreed until November 16, 2020, to reduce its investment advisory fees and to pay other operating expenses to the extent necessary to limit annual ordinary operating expenses (excluding brokerage costs, taxes, borrowing costs, interest, acquired fund fees and expenses and extraordinary expenses) to 0.60% of the average daily net assets allocable to Institutional Shares of each of the Fixed Income Fund and the Short Duration Bond Fund and to 0.95% of the average daily net assets allocable to Institutional Shares of the High Yield Credit Fund. During the period from September 1, 2020 through November 15, 2020, the Previous Adviser waived advisory fees of $54,600, $9,803, and $35,318 with respect to the Fixed Income Fund, the Short Duration Bond Fund, and the High Yield Credit Fund, respectively. These amounts are not recoverable by the Previous Adviser.

ADVISORY AGREEMENT WITH INTERIM ADVISER

Effective November 16, 2020, the Funds’ investments were managed by the Interim Adviser pursuant to the terms of the investment advisory agreement between the Trust and the Interim Adviser (the “Interim Advisory Agreements.”) Under the terms

F/m FUNDS TRUST
Notes to Financial Statements (Continued)

of the Interim Advisory Agreements between the Trust, on behalf of the Fixed Income Fund, and the Interim Adviser, the Fixed Income Fund paid the Interim Adviser a fee, which was computed and accrued daily and paid monthly, at the annual rate of 0.50% of its average daily net assets. Under the terms of the Interim Advisory Agreements between the Trust, on behalf of the Short Duration Bond Fund, and the Interim Adviser, the Short Duration Bond Fund paid the Interim Adviser a fee, which was computed and accrued daily and paid monthly, at the annual rate of 0.35% of its average daily net assets. Under the terms of the Interim Advisory Agreements between the Trust, on behalf of the High Yield Credit Fund, and the Interim Adviser, the High Yield Credit Fund paid the Interim Adviser a fee, which was computed and accrued daily and paid monthly, at the annual rate of 0.75% of its average daily net assets.

Pursuant to Expense Limitation Agreements between the Trust on behalf of each Fund, and the Interim Adviser, the Interim Adviser had agreed until January 1, 2021 to reduce its investment advisory fees and to pay other operating expenses to the extent necessary to limit annual ordinary operating expenses (excluding brokerage costs, taxes, borrowing costs, interest, acquired fund fees and expenses and extraordinary expenses) to 0.60% of the average daily net assets allocable to Institutional Shares of each of the Fixed Income Fund and the Short Duration Bond Fund and to 0.95% of the average daily net assets allocable to Institutional Shares of the High Yield Credit Fund. During the period from November 16, 2020 through December 28, 2020, the Interim Adviser waived advisory fees of $38,227, $6,085, and $23,820 with respect to the Fixed Income Fund, the Short Duration Bond Fund and the High Yield Credit Fund, respectively. These amounts are not recoverable by the Interim Adviser.

ADVISORY AGREEMENTS WITH CURRENT ADVISER

Effective December 29, 2020, under the terms of the investment advisory agreement between the Trust, on behalf of each Fund, and the Adviser, the Fixed Income Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at the annual rate of 0.50% of its average daily net assets. Under the terms of the investment advisory agreement between the Trust, on behalf of the Short Duration Bond Fund, and the Adviser, the Short Duration Bond Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at the annual rate of 0.35% of its average daily net assets. Under the terms of the investment advisory agreement between the Trust, on behalf of the High Yield Credit Fund, and the Adviser, the High Yield Credit Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at the annual rate of 0.75% of its average daily net assets.

F/m FUNDS TRUST
Notes to Financial Statements (Continued)

Effective June 15, 2021, a new investment advisory agreement with the exact same terms between the Trust and the current Adviser was put in place due to the strategic partnership between Lido and Charlesbank.

The Adviser has contractually agreed until December 29, 2022 to reduce its investment advisory fees and to pay other operating expenses to the extent necessary to limit annual ordinary operating expenses (excluding brokerage costs, taxes, borrowing costs, interest, acquired fund fees and expenses and extraordinary expenses) to 0.60% of the average daily net assets allocable to Institutional Shares of each of the Fixed Income Fund and the Short Duration Bond Fund and to 0.95% of the average daily net assets allocable to Institutional Shares of the High Yield Credit Fund. During the period from December 29, 2020 through August 31, 2021, the Adviser reduced its advisory fees by $177,883, $53,824, and $87,177 for the Fixed Income Fund, the Short Duration Bond Fund and the High Yield Credit Fund, respectively.

Advisory fee reductions and expense reimbursements by the Adviser are subject to repayment by the Funds for a period of three years after such fees and expenses were incurred, provided that the repayments do not cause a Fund’s ordinary operating expenses (excluding brokerage costs, taxes, borrowing costs, interest, acquired fund fees and expenses and extraordinary expenses) to exceed the agreed upon expense limitations. As of August 31, 2021, the Adviser may in the future recover advisory fee reductions and expense reimbursements totaling $177,883, $53,824, and $87,177 for the Fixed Income Fund, the Short Duration Bond Fund, and the High Yield Credit Fund, respectively. The Adviser may recover these amounts no later than the date stated below:

		Oakhurst Short	Oakhurst Short
	Oakhurst Fixed	Duration Bond	Duration High
	Income Fund	Fund	Yield Credit Fund
August 31, 2024	$177,883	$53,824	$87,177
Total	$177,883	$53,824	$87,177

Effective December 29, 2020, F/m Investments, LLC, d/b/a Oakhurst Capital Advisors was terminated as the Interim Adviser and became the sub-adviser to the Trust’s Funds. The Sub-Adviser is paid a fee equal to the annual rate of 0.025% of each Fund’s average daily net assets. Compensation of the Sub-Adviser is paid by the Adviser (not the Funds) at the annual rate of the average value of each Fund’s daily net assets. The Sub-Adviser’s fee is reduced on a pro-rata basis to the extent that the Adviser reduces its advisory fees or reimburses expenses of the Funds.

F/m FUNDS TRUST
Notes to Financial Statements (Continued)

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, and transfer agency services to the Funds. The Funds pay Ultimus fees in accordance with the agreements for such services. In addition, the Funds pay out-of-pocket expenses including, but not limited to, postage, supplies and certain costs related to the pricing of the Funds’ portfolio securities.

Pursuant to the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (“UFD”) serves as principal underwriter and exclusive agent for the distribution of shares of the Funds. UFD is a wholly-owned subsidiary of Ultimus. UFD is compensated by the Adviser (not the Funds) for its services to the Trust.

Certain officers of the Trust are also officers of Ultimus.

Effective April 15, 2021, pursuant to a Compliance Consulting Agreement with Key Bridge Compliance, LLC (“Key Bridge”), Key Bridge provides the Chief Compliance Officer and compliance services to the Trust.

Prior to April 15, 2021, pursuant to a Compliance Consulting Agreement with Ultimus Fund Solutions, LLC (“Ultimus”), Ultimus provided the Chief Compliance Officer and compliance services to the Trust.

TRUSTEES’ COMPENSATION

Effective January 1, 2021, each Trustee who is not an “interested person” of the Trust (“Independent Trustee”) receives from the Trust an annual fee of $34,500, payable quarterly (except that amount is $35,500 for the Chair of the Committee of Independent Trustees) and reimbursement of travel and other expenses incurred in attending meetings. The annual fee paid to the Independent Trustees shall be increased by $11,500 for each newly established series of the Trust.

Prior to January 1, 2021, each Trustee who is not an “interested person” of the Trust (“Independent Trustee”) received from the Trust an annual fee of $30,000, payable quarterly, $1,000 for each special board meeting attended, plus reimbursement of travel and other expenses incurred in attending meetings.

Trustees who are affiliated with the Adviser do not receive compensation from the Trust. Each Fund pays its proportionate share of the Independent Trustees’ fees and expenses.

F/m FUNDS TRUST
Notes to Financial Statements (Continued)

PRINCIPAL HOLDERS OF FUND SHARES

As of August 31, 2021, the following shareholders owned of record 25% or more of the outstanding shares of each Fund:

NAME OF RECORD OWNERS	% Ownership
Oakhurst Fixed Income Fund
Maril & Company (for the benefit of its customers)	54%
National Financial Services, LLC (for the benefit of its customers)	30%

Oakhurst Short Duration Bond Fund
Mitra & Company (for the benefit of its customers)	50%
Maril & Company (for the benefit of its customers)	40%

Oakhurst Short Duration High Yield Credit Fund
National Financial Services, LLC (for the benefit of its customers)	98%

A beneficial owner of 25% or more of a Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting.

5.	Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

6.	Bank Line of Credit

Oakhurst Fixed Income Fund has an uncommitted senior secured line of credit up to $4,000,000 with its custodian bank which expires on December 17, 2021. Oakhurst Short Duration Bond Fund has an uncommitted senior secured line of credit up to $4,500,000 with its custodian bank which expires on December 17, 2021. Oakhurst Short Duration High Yield Credit Fund has an uncommitted senior secured line of credit up to $2,000,000 with its custodian bank which expires on December 17, 2021. All portfolio securities held by each Fund are pledged as collateral for its line of credit. Borrowings under the lines of credit bear interest at a rate per annum

F/m FUNDS TRUST
Notes to Financial Statements (Continued)

equal to the bank’s Prime Rate at the time of borrowing. As of August 31, 2021, the Prime Rate was 3.25%. During the year ended August 31, 2021, none of the Funds borrowed under their respective lines of credit.

7.	Risks Associated with Collateralized Mortgage Obligations

Oakhurst Fixed Income Fund and Oakhurst Short Duration Bond Fund have each adopted a fundamental policy to concentrate its investments in collateralized mortgage obligations (“CMOs”). This means each Fund will invest at least 25% of its total assets in agency and non-agency CMOs. The Funds’ investments in CMOs are subject to prepayment risk, especially when interest rates decline. Prepayment risk is the risk that the principal on CMOs, other asset-backed securities or any fixed-income security with an embedded call option may be prepaid at any time, which could reduce yield and market value. This could reduce the effective maturity of a CMO and cause the Funds to reinvest their assets at a lower prevailing interest rate. CMOs are also subject to extension risk, which is the risk that rising interest rates will increase the effective maturity of CMOs due to the deceleration of prepayments. CMOs may also be subject to risks unique to the housing industry, including mortgage lending practices, defaults, foreclosures and changes in real estate values. The Funds’ investments in CMOs are subject to default risk, prepayment and extension risk and market risk when interest rates rise. As a result of each Fund’s policy to concentrate in CMOs, the Funds will be subject to the risks associated with these securities to a greater degree than a fund that does not concentrate in CMOs. As of August 31, 2021, Oakhurst Fixed Income Fund and Oakhurst Short Duration Bond Fund had 29.5% and 37.5%, respectively, of the value of their net assets invested in CMOs.

8.	Risks Associated with Lower Rated Debt Securities

Oakhurst Short Duration High Yield Credit Fund invests primarily in lower-rated debt securities (commonly called “junk” bonds). These securities are often considered to be speculative and involve greater risk of default or price changes than higher-rated securities due to changes in the issuer’s creditworthiness. Prices of lower-rated securities have been found to be less sensitive to interest rate changes and more sensitive to adverse economic changes and individual corporate developments than more highly rated investments. An economic downturn tends to disrupt the market for lower-rated securities and may adversely affect their values. Such an economic downturn may be expected to result in increased defaults by the issuers of such securities. Securities rated below Baa by Moody’s Investors Service, Inc. or BBB by Standards & Poor’s or Fitch Ratings are generally considered to be “junk” bonds.

F/m FUNDS TRUST
Notes to Financial Statements (Continued)

9.	Risks Associated with Rule 144A Securities

Rule 144A securities are securities that are exempt from registration in compliance with the Securities Act of 1933, as amended, and the rules thereunder, and may have legal restrictions on resale. Under Rule 144A, these privately placed securities may be resold to qualified institutional buyers (“QIBs”), subject to certain conditions. An insufficient number of QIBs interested in purchasing Rule 144A securities at a particular time could adversely affect the marketability of the securities and a Fund might be unable to dispose of the securities promptly or at a reasonable price. As of August 31, 2021, Oakhurst Fixed Income Fund, Oakhurst Short Duration Bond Fund and Oakhurst Short Duration High Yield Credit Fund had 18.5%, 32.4% and 71.1%, respectively, of the value of their net assets invested in Rule 144A securities.

10.	Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events other than the following:

On September 14, 2021, a Special Meeting of Shareholders of the Trust was held for the purpose of voting on two proposals related to the change in control of Lido. Please see “Results of Special Meeting of Shareholders” for more information and results of the meeting.

On September 30, 2021, Oakhurst Fixed Income Fund, Oakhurst Short Duration Bond Fund and Oakhurst Short Duration High Yield Credit Fund paid net investment income dividends of $0.0169, $0.0169, and $0.0374 per share, respectively, to shareholders of record on September 29, 2021.

F/m FUNDS TRUST
Report of Independent Registered Public
Accounting Firm

To the Shareholders and Board of Trustees of

F/m Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of F/m Funds Trust, comprising Oakhurst Fixed Income Fund, Oakhurst Short Duration Bond Fund, and Oakhurst Short Duration High Yield Credit Fund (the “Funds”), as of August 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the each of the Funds as of August 31, 2021, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian and broker. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2017.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin

October 28, 2021

F/m FUNDS TRUST
About Your Funds’ Expenses (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur ongoing costs, including management fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (March 1, 2021) and held until the end of the period (August 31, 2021).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds’ actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge transaction fees, such as purchase or redemption fees, nor do they carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds’ expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to each Fund’s prospectus.

F/m FUNDS TRUST
About Your Funds’ Expenses (Unaudited) (Continued)

	Beginning	Ending
	Account	Account		Expenses
	Value	Value	Net	Paid
	March 1,	August 31,	Expense	During
	2021	2021	Ratio(a)	Period(b)
Oakhurst Fixed Income Fund
Based on Actual Fund Return	$1,000.00	$1,015.30	0.60%	$3.05
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,022.18	0.60%	$3.06

Oakhurst Short Duration Bond Fund
Based on Actual Fund Return	$1,000.00	$1,006.20	0.60%	$3.03
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,022.18	0.60%	$3.06

Oakhurst Fixed Short Duration High Yield Credit Fund
Based on Actual Fund Return	$1,000.00	$1,028.90	0.95%	$4.86
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.42	0.95%	$4.84

(a)	Annualized, based on each Fund’s most recent one-half year expenses.

(b)	Expenses are equal to each Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

F/m FUNDS TRUST
Other Information (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-292-6775, or on the SEC’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-292-6775, or on the SEC’s website at www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the end of the first and third quarters of each fiscal year as an exhibit on Form N-PORT. These filings are available upon request by calling 1-800-292-6775. Furthermore, you may obtain a copy of the filings on the SEC’s website at www.sec.gov.

Federal Tax Information (Unaudited)

For the fiscal year ended August 31, 2021, Oakhurst Fixed Income Fund designated $664,970 as long-term capital gain distributions.

F/m FUNDS TRUST
Trustees and Officers of the Trust (Unaudited)

Overall responsibility for management of the Trust rests with its Trustees. The Trustees serve for terms of indefinite duration until death, resignation, retirement or removal from office. The Trustees, in turn, elect the officers of the Trust to actively supervise the Trust’s day-to-day operations. The officers are elected annually.

The Trustees and executive officers of the Trust, their addresses and their principal occupations during the past five years are as follows:

Name, Address and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years and Directorships of Public Companies Within the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Interested Trustee:
Alexander Morris* c/o 3050 K Street NW, Ste. 201 Washington, D.C. 20007 Year of birth: 1984	Since December 2020	President Trustee Nominee	President and Chief Investment Officer of F/m Acceleration and F/m Investments since March 2019. Director of Key Bridge Compliance, LLC since January 2019. Founder of Rowhouse Capital Partners LLC, the predecessor of F/m Investments in 2014.	3
Independent Trustees:
Debra Lee McGinty-Poteet** c/o 1875 Century Park E, Suite 950, Los Angeles, California 90067 Year of birth: 1956	Since May 2015	Trustee	Retired since 2012. Board Member and Audit Committee Chair of Series Portfolios Trust, a registered investment company (2015 to present). Currently serves on the Board for a number of non-profit organizations.	3
E. Keith Wirtz c/o 1875 Century Park E, Suite 950 Los Angeles, California 90067 Year of birth: 1960	Since October 2016	Trustee	Vice President and Chief Investment Officer of Union Savings Bank of Connecticut since July 2019. Principal of Walrus Partners, LLC, a registered investment adviser from 2013 until 2019. Currently serves on the Board or Committee for a number of non-profit organizations.	3

F/m FUNDS TRUST
Trustees and Officers of the Trust
(Unaudited) (Continued)

Name, Address and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years and Directorships of Public Companies Within the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
John R. Hildebrand c/o 1875 Century Park E, Suite 950, Los Angeles, California 90067 Year of birth: 1956	Since October 2019	Trustee	Retired since 2016. Partner in the Financial Services/Investment Management Practice of PricewaterhouseCoopers from 1994 until 2016.	3

*	Alexander Morris is considered an “interested person” of the Trust within the meaning of Section 2(a) (19) under the 1940 Act due to his affiliations with the Adviser and the Sub-Adviser.

**	Debra McGinty-Poteet is a member of the Board of Trustees and Audit Committee Chair of Series Portfolios Trust, a series trust that includes the Oakhurst Strategic Defined Risk Fund, which is managed by an affiliate of the Adviser.

Name, Address and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers:
Matthew Swendiman c/o 3050 K Street NW, Ste. 201 Washington, D.C. 20007 Year of birth: 1973	Since April 2021	Chief Compliance Officer	Chairman and Chief Compliance Officer of the Adviser since March 2019. Chairman of F/m Acceleration, LLC (investment adviser) since March 2019. Director of Key Bridge Compliance, LLC and its predecessor firm since November 2018. President and CEO of JCM Financial Services Consulting, LLC from November 2018 to present. Of Counsel for Graydon law firm from September 2012 until November 2018.
Linda J. Hoard 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of birth: 1947	Since October 2020	Secretary	Senior Vice President, Associate General Counsel, Legal Administration, Ultimus Fund Solutions, LLC, since April 2018; Independent Legal Consultant, June 2016 – April 2018; Managing Director and Senior Managing Counsel, BNY Mellon, March 2002 – June 2016.
Theresa M. Bridge 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of birth: 1969	Since August 2012	Treasurer	Senior Vice President, Financial Administration, Ultimus Fund Solutions, LLC since 2000.

Additional Information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call toll-free 1-800-292-6775.

F/m FUNDS TRUST
Approval of Investment Advisory Agreements and
Sub-Advisory Agreements (Unaudited)

On June 15, 2021, Lido Advisors, LLC (“Lido”), a joint owner of Oakhurst Capital Management, LLC (“OCM”), the investment adviser to the Funds, entered into a strategic partnership with Charlesbank Capital Partners, which resulted in a change in “control” of Lido and the automatic termination of the then-current investment advisory agreements between OCM and the Trust, and the automatic termination of the then-current sub-advisory agreements among F/m Investments, LLC (“FMI”), OCM and the Trust, on behalf of each Fund. In light of the change in control, the Board of Trustees of the Trust (the “Board”), including the Independent Trustees voting separately, reviewed and approved OCM as the investment adviser to the Funds under the terms and conditions of new investment advisory agreements (the “New Advisory Agreements”) and FMI as the sub-adviser to the Funds under the terms and conditions of new sub-advisory agreements the (“New Sub-Advisory Agreements”) having the same material terms and fee arrangements as the then-current advisory agreements and the then-current sub-advisory agreements, subject to shareholder approval. These approvals took place at a Board meeting held on August 2, 2021, at which all of the Independent Trustees were present in person.

In the course of their consideration of the New Advisory Agreements and the New Sub-Advisory Agreements (the “Agreement” or “Agreements”), the Independent Trustees were advised by independent legal counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed approvals on behalf of the Funds. The Independent Trustees received and reviewed a variety of information that had been provided by FMI and OCM in response to requests of independent legal counsel on behalf of the Independent Trustees.

In considering the Agreements and reaching their conclusions with respect to the implementation of the Agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below.

(i)	The nature, extent, and quality of the services to be provided by OCM (the “New Adviser”) and FMI (the “New Sub-Adviser”). The Board considered the responsibilities that OCM as the New Adviser and FMI as the New Sub-Adviser would have under the New Advisory Agreements and the New Sub-Advisory Agreements, respectively, and the services that FMI/OCM would continue to provide to the Funds including, without limitation, its procedures for formulating investment recommendations and assuring compliance with each Fund’s investment objective and limitations, its proposed initial marketing and distribution efforts, and its adherence to compliance procedures and practices. The Trustees considered the scope and quality of the in-house capabilities of OCM/FMI and other resources that OCM/FMI would dedicate to performing

F/m FUNDS TRUST
Approval of Investment Advisory Agreements and
Sub-Advisory Agreements (Unaudited) (Continued)

services for the Funds. The Trustees also considered the business reputation of OCM/FMI, the qualifications of its key investment and compliance personnel, and its financial backing. The quality of FMI/OCM’s administrative and other services, including its role in coordinating the activities of the Funds’ other service providers, were also considered in light of the Funds’ need to adhere to its investment policies as well as applicable laws and regulations and to maintain a robust compliance program. After reviewing the foregoing and additional information provided in the meeting materials, the Board concluded that the quality, extent, and nature of the services that would continue to be provided by OCM and FMI to the Funds, as New Adviser and Sub-Adviser, respectively, were satisfactory and adequate.

(ii)	The investment management capabilities and experience of OCM/FMI. The Board considered the investment management experience of OCM/FMI and reviewed its previous discussions with OCM and FMI executives earlier regarding the investment objective and strategies for each of the Funds as well as OCM/FMI’s experience and success in implementing such strategies. In particular, the Trustees noted that the Funds’ current investment management team, comprised of three individuals, was expected to continue to manage the Funds. The Board also reviewed information from F/m Acceleration, LLC., the parent of FMI, which in turn was a co-owner of OCM, regarding prior experience in the financial industry as well as business reputation, the qualifications of key investment and compliance personnel, and financial resources. The Board made note of the short-term and long-term investment performance of the Funds as compared to their respective benchmarks and to that of competitive funds with similar investment objectives. After consideration of these and other factors, the Board determined that OCM and FMI had demonstrated the requisite knowledge and experience to serve as the New Adviser and the New Sub-Adviser for each of the Funds.

(iii)	The costs of the services to be provided and profits to be realized by OCM/ FMI and its affiliates from the relationship with the Funds. In reviewing the fees payable under the New Advisory Agreements, the Trustees noted that such fees would be the same as those payable under the Funds’ current investment advisory agreements with OCM and then compared the advisory fees and overall expense levels of each Fund with those of competitive funds with similar investment objectives. The Trustees also noted that the sub-advisory fees payable under the New Sub-Advisory Agreements would be paid by the New Adviser and not by the Funds. The Board considered OCM/FMI’s financial condition and its current and expected level of commitment to the Funds as well as the overall expenses and fees of the Funds, including the advisory fee. The

F/m FUNDS TRUST
Approval of Investment Advisory Agreements and
Sub-Advisory Agreements (Unaudited) (Continued)

Board noted the Expense Limitation Agreements currently in effect and the New Adviser’s intent to enter into expense limitation agreements on the same terms as the current ones, with the exception of execution and termination dates. The Trustees also considered information provided to them concerning FMI/ OCM’s profitability with respect to each Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Funds, but also so-called “fallout” benefits to OCM as well as its affiliates. Upon further consideration and discussion of the foregoing, the Board concluded that the advisory fees and total expense limits for the Funds were within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances and were fair and reasonable.

(iv)	The extent to which the Funds and its investors would benefit from economies of scale. In this regard, the Independent Trustees noted that the Funds would need to realize considerable growth in assets before OCM as the New Adviser would start to receive its full advisory fees from the Funds. The Independent Trustees concluded that, given the Funds’ current asset levels, it would not be appropriate to consider the extent to which economies of scale were being realized and that it would not be necessary or appropriate at this time to consider adding fee breakpoints to the advisory fee schedules for the Funds.

(v)	Brokerage and portfolio transactions. The Board considered OCM/FMI’s representations that all of the Funds’ portfolio trades would be executed based on the best price and execution available, and that OCM/FMI at this time did not participate in any soft dollar or directed brokerage arrangements. After further review and discussion, the Board determined that FMI/OCM’s practices regarding brokerage and portfolio transactions for the Funds were satisfactory.

In conclusion, the Trustees did not identify any single factor as all-important or controlling in their determination to approve the Agreements. The Trustees, including all of the Independent Trustees, concluded that the terms of each Agreement were fair and reasonable, that the New Adviser’s fees were reasonable in light of the services to be provided to the Funds and the benefits received by the New Adviser, and that the approval of the Agreements was in the best interests of each Fund and its shareholders.

F/m FUNDS TRUST
Results of Special Meeting of Shareholders (Unaudited)

On September 14, 2021 a Special Meeting of Shareholders of the Trust (the “Meeting”) was held for the purpose of voting on two proposals related to the change in control of Lido Advisors, LLC, a parent company of Oakhurst Capital Management, LLC, the investment advisor to the Funds: (i) the approval, with respect to each Fund, of a new investment advisory agreement between the Trust and Oakhurst Capital Management, LLC; (ii) the approval, with respect to each Fund, of a new investment sub-advisory agreement among the Trust, Oakhurst Capital Management, LLC and F/m Investments, LLC, doing business as Oakhurst Capital Advisors. Each proposal was approved by shareholders of the Trust.

The number of outstanding shares of each Fund and the number of shareholders who voted their proxies is listed below. There were no shareholders present at the Meeting voting on any of the proposals.

	Shares	Shares	% of Total
Fund	Outstanding	Voted	Shares Voted
Oakhurst Fixed Income Fund	12,587,488	8,661,062	68.81%
Oakhurst Short Duration Bond Fund	12,785,988	11,715,088	91.62%
Oakhurst Short Duration High Yield Credit Fund	9,925,391	9,039,402	91.07%

The total number of shares of each Fund voting by proxy at the Meeting on Proposals 1 and 2 represented the following percentages of the total shares entitled to vote at the meeting - Oakhurst Fixed Income Fund – 68.81%; Oakhurst Short Duration Bond Fund – 91.62% and Oakhurst Short Duration High Yield Credit Fund – 91.07%.

THE RESULTS OF THE VOTING WITH RESPECT TO EACH PROPOSAL IS SET FORTH BELOW:

Proposal 1: To approve, with respect to each Fund, a new investment advisory agreement between the Trust and Oakhurst Capital Management, LLC

Proposal 1 was approved by shareholders as follows:

Oakhurst Fixed Income Fund

For	Against	Abstain	% Voted in Favor
8,630,840	15,522	14,700	99.65%

Oakhurst Short Duration Bond Fund

For	Against	Abstain	% Voted in Favor
11,715,088	0	0	100%

F/m FUNDS TRUST
Results of Special Meeting of Shareholders (Unaudited) (Continued)

Oakhurst Short Duration High Yield Credit Fund

For	Against	Abstain	% Voted in Favor
9,039,402	0	0	100%

Proposal 2: To approve, with respect to each Fund, a new sub-advisory agreement between Oakhurst Capital Management, LLC and F/m Investments, LLC, doing business as Oakhurst Advisers:

Proposal 2 was approved by shareholders as follows:

Oakhurst Fixed Income Fund

For	Against	Abstain	% Voted in Favor
8,630,840	15,522	14,700	99.65%

Oakhurst Short Duration Bond Fund

For	Against	Abstain	% Voted in Favor
11,715,088	0	0	100%

Oakhurst Short Duration High Yield Credit Fund

For	Against	Abstain	% Voted in Favor
9,039,402	0	0	100%

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

F/m FUNDS TRUST

Investment Adviser
Oakhurst Capital
Management, LLC
1875 Century Park E,
Suite 950,
Los Angeles, CA 90067

Sub-Adviser
F/m Investments, LLC
d/b/a Oakhurst Capital Advisors
3050 K Street, NW,
Suite 201
Washington, D.C. 20007

Administrator
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
1-800-292-6775

Legal Counsel
Sullivan & Worcester LLP
1666 K Street, NW
Washington, D.C. 20006	Custodian
U.S. Bank, N.A.
425 Walnut Street
Cincinnati, OH 45202

Board of Trustees
Alexander Morris
Debra L. McGinty-Poteet
E. Keith Wirtz
John R. Hildebrand

Executive Officers
Alexander Morris, President
Theresa M. Bridge, Treasurer
Linda J. Hoard, Secretary
Matthew Swendiman, Chief Compliance
Officer

Distributor
Ultimus Fund Distributors, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

Oakhurst-AR-21

(b)	Not applicable

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 13(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has three audit committee financial experts serving on its audit committee. The names of the audit committee financial experts are Keith Wirtz, Debra McGinty-Poteet and John R. Hildebrand. Messrs. Wirtz and Hildebrand and Ms. McGinty-Poteet are “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $42,300 and $42,300 with respect to the registrant’s fiscal years ended August 31, 2021 and 2020, respectively.

(b)	Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $11,100 and $11,100 with respect to the registrant’s fiscal years ended August 31, 2021 and 2020, respectively. The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)	All Other Fees. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1) The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	With respect to the fiscal years ended August 31, 2021 and 2020, aggregate non-audit fees of $11,100 and $11,100, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant. No non-audit fees were billed in either of the last two fiscal years by the registrant’s principal accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant’s Committee of Independent Trustees shall review shareholder recommendations for nominations to fill vacancies on the registrant’s board of trustees if such recommendations are submitted in writing and addressed to the Committee at the registrant’s offices. The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(a)(4) Change in the registrant’s independent public accountants: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH	Code of Ethics
Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act
Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	F/m Funds Trust

By (Signature and Title)*		/s/ Alexander Morris

Alexander Morris, President and Principal Executive Officer

Date	November 4, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Alexander Morris

Alexander Morris, President and Principal Executive Officer

Date	November 4, 2021

By (Signature and Title)*		/s/ Theresa M. Bridge

Theresa M. Bridge, Treasurer and Principal Accounting Officer

Date	November 4, 2021

* Print the name and title of each signing officer under his or her signature.